UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08134

Eaton Vance Municipals Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2008

Item 1. Reports to Stockholders

Annual Report January 31, 2008

EATON VANCE
HIGH YIELD
MUNICIPALS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2007 – January 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Yield Municipals Fund

	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period* (8/1/07 – 1/31/08)
Actual
Class A	$1,000.00	$961.80	$6.87
Class B	$1,000.00	$957.90	$10.56
Class C	$1,000.00	$958.30	$10.56
Class I	$1,000.00	$962.20	$5.59
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$7.07
Class B	$1,000.00	$1,014.40	$10.87
Class C	$1,000.00	$1,014.40	$10.87
Class I	$1,000.00	$1,019.50	$5.75

*   Expenses are equal to the Fund's annualized expense ratio of 1.39% for Class A shares, 2.14% for Class B shares, 2.14% for Class C shares and 1.13% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2007.

4

Eaton Vance High Yield Municipals Fund as of January 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

Cynthia J. Clemson

Co-Portfolio Manager

Economic growth in the fourth quarter of 2007 measured 0.6%, following the 4.9% growth rate achieved in the third quarter, according to preliminary Commerce Department data reported in January 2008. At January 31, 2008, the housing sector continued to struggle due to market concerns related to subprime mortgages. While the weaker dollar was having a beneficial effect on export-related industries, tourism, and U.S.-based multinational companies, there were signs that consumers were starting to curtail spending at January 31, 2008.

Thomas M. Metzold, CFA

Co-Portfolio Manager

The Federal Reserve (the Fed) lowered its target for the Federal Funds Rate by 0.75% to 3.50% in an unscheduled meeting on January 22, 2008. In its statement, the Fed pointed to a weakening economic outlook, continued deterioration in broader financial market conditions and tighter credit for some businesses and households. They further lowered the Federal Funds Rate to 3.00% in a scheduled meeting on January 31, 2008 noting considerable financial market stress and continued credit tightening The Fed has now lowered it benchmark Federal Funds Rate by 2.25% (from 5.25%) since September 18, 2007. It has also cut the Discount Rate – the rate charged to banks borrowing directly from the Fed – by 2.75% from 6.25% to 3.50% since August 17, 2007. Management believes these moves were aimed at providing liquidity during this period of increased uncertainty and tighter credit conditions that first surfaced in August 2007.

Management Discussion

The Fund invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged market index – during the year ended January 31, 2008.(1) Management believes that much of the underperformance can be attributed to the broader-based credit scare that has shaken the fixed-income markets since August 2007, and led to a flight-to-quality bid in the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage-backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. Despite low default rates, the high-yield segment was hurt by weak investor demand and weakness in real estate-related sectors. As a result of an active management style that focuses on income and longer call protection, the Fund generally holds longer-duration bonds. Accordingly, management believes that investor flight to shorter-maturity uninsured bonds from longer-maturity insured bonds resulted in the Fund’s relative underperformance if its benchmark for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 105% as of January 31, 2008, with many individual bonds trading higher than 105%.† Management believes that this was the result of dislocation in the fixed-income marketplace caused by the subprime contagion fears, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

Eaton Vance High Yield Municipals Fund
Total Return Performance 1/31/07 – 1/31/08(2)

Class A	-4.47%
Class B	-5.20
Class C	-5.19
Class I*	-5.33
Lehman Brothers Municipal Bond Index(1)	4.93
Lehman Brothers Municipal High Yield Long Bond 22+ Index(1)	-4.32
Lipper High Yield Municipal Debt Funds Average(1)	-2.22

* Performance is for the period from Class I inception on 5/9/07 through 1/31/08.

(1) It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

(2) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Class I shares have no sales charge. If sales charges were deducted, returns would be lower.

† Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund’s yield.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FUND COMPOSITION

With this backdrop, Eaton Vance continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

Rating Distribution*(1)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/08 is as follows, and the average rating is BBB+:

AAA	21.8%
AA	7.0%
A	11.5%
BBB	26.8%
BB	2.0%
B	6.1%
CCC	3.7%
Non-Rated	21.1%

Fund Statistics(2)

• Number of Issues:	248
• Average Maturity:	25.2 years
• Average Effective Maturity:	19.2 years
• Average Call Protection:	8.4 years
• Average Dollar Price:	$94.03

(1)	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund
(2)	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

2

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index, and the Lehman Brothers Municipal High Yield Long Bond 22+ Index, an unmanaged market index of high-yield municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index and the Lehman Brothers Municipal High Yield Long Bond 22+ Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I
Share Class Symbol	ETHYX	EVHYX	ECHYX	EIHYX

Average Annual Total Returns (at net asset value)
One Year	-4.47%	-5.20%	-5.19%	N.A.
Five Years	5.78	5.05	5.04	N.A.
Ten Years	4.31	3.54	3.51	N.A.
Life of Fund†	6.01	5.19	4.27	-5.33	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-9.04%	-9.76%	-6.10%	N.A.
Five Years	4.75	4.72	5.04	N.A.
Ten Years	3.80	3.54	3.51	N.A.
Life of Fund†	5.60	5.19	4.27	-5.33	%††

† Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97; Class I: 5/9/07.
†† Cumulative total return from inception on May 9, 2007 through January 31, 2008.

Total Annual Operating Expenses (2)	Class A*	Class B*	Class C*	Class I**

	1.41%	2.16%	2.16%	1.16%

* From the Class’ Prospectus dated 4/1/07, as supplemented 6/27/07.
** From the Class’ Prospectus, dated 5/8/07, as supplemented 6/27/07.

Distribution Rates/Yields	Class A	Class B	Class C	Class I
Distribution Rate(3)	4.93%	4.16%	4.16%	5.28%
Taxable-Equivalent Distribution Rate (3),(4)	7.58	6.40	6.40	8.12
SEC 30-day Yield (5)	4.65	4.13	4.13	5.13
Taxable-Equivalent SEC 30-day Yield (4),(5)	7.15	6.35	6.35	7.89

Index Performance(6)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
One Year	4.93%
Five Years	4.61
Ten Years	5.20

Lipper averages(7)

Lipper High Yield Municipal Debt Funds Classification – Average Annual Total Returns
One Year	-2.22%
Five Years	4.89
Ten Years	3.97

**Source: Thomson Financial. Class B of the Fund commenced operations on 8/7/95.

A $10,000 hypothetical investment at net asset value in Class A shares and Class C shares on 1/31/98, and Class I shares on 5/9/07 (commencement of operations) would have been valued at $15,250 ($14,526 at maximum offering price), $14,130 and $9,467, respectively, on 1/31/08. It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Class I shares are offered to certain investors at net asset value. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are not subject to sales charge.

(2) Includes interest expense of 0.52% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(7) The Lipper averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper High Yield Municipal Debt Funds Classification contained 96, 77, and 46 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance High Yield Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 110.4%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.5%
$7,000	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$6,958,560
1,910	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 5.875%, 9/1/20	1,874,971
4,520	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	4,577,223
2,050	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	1,999,549
965	Western Generation Agency, OR, (Wauna Cogeneration), 5.00%, 1/1/21	908,412
		$16,318,715
Education — 2.3%
$12,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$12,463,920
5,900	Maryland Health and Higher Educational Facilities Authority, (Maryland Institute College of Art), 5.00%, 6/1/36	5,591,843
800	Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38	697,776
3,975	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/27	3,897,408
3,405	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/34	3,198,419
		$25,849,366
Electric Utilities — 5.1%
$3,500	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 5.00%, 3/1/41	$2,563,715
4,920	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 5.40%, 5/1/29	4,100,525
3,000	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 6.75%, 4/1/38	2,979,690
4,500	Chula Vista, CA, (San Diego Gas), (AMT), 5.00%, 12/1/27	4,555,530
12,500	Connecticut Development Authority, Solid Waste Disposal, (PSEG Power LLC Project), (AMT), 5.75%, 11/1/37	12,630,500
22,950	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	21,695,553
4,000	Matagorda County, TX, Navigation District No.1, (Reliant Energy), 8.00%, 5/1/29	4,093,360
3,965	Matagorda County, TX, Navigation District No.1, (Reliant Energy), (AMT), 5.95%, 5/1/30	3,878,999
1,500	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	1,507,500
		$58,005,372

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded — 6.4%
$25,000	Bakersfield, CA, (Bakersfield Assisted Living Center), Escrowed to Maturity, 0.00%, 4/15/21	$14,458,500
4,300	Capital Trust Agency, FL, (Seminole Tribe Convention), Prerefunded to 10/1/12, 8.95%, 10/1/33(2)	5,479,017
9,500	Dawson Ridge, CO, Metropolitan District #1, Series A, Escrowed to Maturity, 0.00%, 10/1/22	5,068,250
3,500	Dawson Ridge, CO, Metropolitan District #1, Series B, Escrowed to Maturity, 0.00%, 10/1/22	1,867,250
3,685	Forsyth County, GA, Hospital Authority, (Georgia Baptist Health Care System), Escrowed to Maturity, 6.25%, 10/1/18(3)	4,317,420
1,795	Grove City, PA, Area Hospital Authority, (Grove Manor), Prerefunded to 8/15/08, 6.625%, 8/15/29	1,859,351
2,000	New Hampshire Health and Educational Facilities Authority, (Littleton Hospital), Prerefunded to 5/1/08, 6.00%, 5/1/28	2,058,860
5,585	New York, NY, Prerefunded to 6/1/13, 5.25%, 6/1/28(1)	6,296,559
5,250	Northwest Arkansas Regional Airport Authority, (AMT), Prerefunded to 2/1/08, 7.625%, 2/1/27	5,355,000
13,345	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39	16,004,925
7,050	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39(1)	8,455,171
805	Willacy County, TX, Local Government Corp., Escrowed to Maturity, 6.00%, 3/1/09	821,663
		$72,041,966
General Obligations — 1.5%
$770	California, 4.75%, 9/1/35	$746,369
1,195	California, 5.00%, 2/1/32	1,200,246
2,195	California, 5.25%, 2/1/30	2,237,363
2,000	California, 5.25%, 2/1/33	2,043,600
7,620	California, (AMT), 5.05%, 12/1/36	7,533,894
3,415	New York, NY, 5.25%, 6/1/28(1)	3,537,561
		$17,299,033
Health Care-Miscellaneous — 1.8%
$2,845	Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$2,905,627
750	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan-93, 7.75%, 7/1/17	750,375
3,600	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	3,562,236
1,363	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(2)	1,402,266

See notes to financial statements
5

Eaton Vance High Yield Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous (continued)
$1,270	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(2)	$1,308,560
1,067	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(2)	1,099,158
212	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(2)	218,985
482	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(2)	497,821
1,336	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(2)	1,379,331
528	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(2)	545,829
1,057	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 9/1/36(2)	1,092,006
337	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(2)	347,637
703	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(2)	723,394
581	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(2)	598,296
4,460	Yavapai County, AZ, Industrial Development Revenue, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	4,047,316
		$20,478,837
Hospital — 15.6%
$6,650	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	$6,591,347
6,055	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	6,002,140
11,455	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	11,254,308
19,600	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	19,701,528
2,000	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	1,908,340
8,300	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	7,383,431
3,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	3,761,199

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$2,190	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	$2,242,100
19,135	Colorado Health Facilities Authority, (Catholic Health Initiatives), 4.625%, 9/1/39	18,448,053
905	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	904,004
875	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	880,740
1,000	Henderson, NV, Health Care Facility, (Catholic Healthcare West), 5.625%, 7/1/24	1,049,840
10,000	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.125%, 11/15/32	10,037,800
5,000	Johnson City, TN, Health and Educational Facilities Board, 5.50%, 7/1/36	4,897,700
12,870	Knox County, TN, Health, Educational & Housing Facilities, (Covenant Health), 0.00%, 1/1/40	2,174,129
9,195	Macomb County, MI, Hospital Finance Authority, (Mount Clemens General Hospital), 5.875%, 11/15/34	9,068,293
7,000	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.375%, 7/1/23	7,317,940
2,000	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	2,082,040
8,535	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	8,229,276
4,500	Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	4,234,545
2,250	Montgomery, AL, Medical Clinic Board, (Jackson Hospital & Clinic), 4.75%, 3/1/31	1,986,570
2,460	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	2,460,221
2,560	Oneida County, NY, Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	2,553,574
10,000	Sullivan County, TN, Health, Educational and Facility Board, (Wellmont Health System), 5.25%, 9/1/36	9,537,600
26,640	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare), 4.75%, 12/1/36	24,247,994
3,410	Washington County Hospital, AR, (Regional Medical Center), 5.00%, 2/1/35	3,215,016
1,400	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.10%, 3/1/25	1,354,220
2,800	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.25%, 3/1/35	2,592,576
		$176,116,524
Housing — 3.7%
$4,865	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.30%, 7/1/35	$4,424,523
4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19(2)	4,429,760

See notes to financial statements
6

Eaton Vance High Yield Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Housing (continued)
$5,320	Delaware Housing Authority Revenue, (Senior Single Family Mortgage), (AMT), 5.10%, 1/1/39	$5,202,375
2,390	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	2,700,700
1,705	Jefferson County, MO, Industrial Development Authority, Multifamily, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,764,198
450	Jefferson County, MO, Industrial Development Authority, Multifamily, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	463,905
5,000	Muni Mae Tax-Exempt Bond, LLC, 6.875%, 6/30/49(2)	5,236,250
4,000	Muni Mae Tax-Exempt Bond, LLC, 5.90%, 11/29/49(2)	4,192,040
2,230	New Jersey Housing & Mortgage Finance Agency, (Single Family Housing), (AMT), 4.95%, 10/1/32	2,184,731
3,005	Oregon Health Authority, (Trillium Affordable Housing), (AMT), Series A, 6.75%, 2/15/29	3,110,746
1,345	Oregon Health Authority, (Trillium Affordable Housing), (AMT), Series B, 6.75%, 2/15/29	1,365,619
860	Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(4)	834,286
2,000	Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(4)	2,072,880
4,265	Virginia Housing Development Authority, 5.20%, 10/1/26(5)	4,265,000
		$42,247,013
Industrial Development Revenue — 18.6%
$2,109	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$2,071,135
3,065	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 9.25%, 10/1/21	3,379,714
15,000	Alliance Airport Authority, TX, (American Airlines, Inc.), (AMT), 5.25%, 12/1/29	11,485,650
13,865	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.125%, 5/15/33	13,387,628
2,150	Butler, AL, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	1,911,479
3,900	Carbon County, UT, (Laidlaw Environmental Services, Inc.), (AMT), 7.45%, 7/1/17	3,962,478
5,000	Courtland, AL, Industrial Development Board, (Solid Waste Disposal), (International Paper Co.), (AMT), 5.20%, 6/1/25	4,634,650
10,185	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	8,682,814
8,840	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	8,075,075

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$8,085	Effingham County, GA, (Solid Waste Disposal), (Fort James Project), (AMT), 5.625%, 7/1/18	$7,363,899
2,700	Hancock County, KY, (Southwire Co.), (AMT), 7.75%, 7/1/25	2,711,340
3,555	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	3,607,436
5,325	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	5,365,257
7,500	Illinois Finance Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.05%, 8/1/29	6,969,450
5,645	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	5,937,750
21,000	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	22,089,130
2,730	Maryland Economic Development Authority, (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,691,944
590	Maryland Economic Development Authority, (AFCO Cargo), (AMT), 7.34%, 7/1/24	614,332
1,300	Michigan Strategic Fund, (S.D. Warren), (AMT), 7.375%, 1/15/22	1,310,842
2,850	Mission, TX, Economic Development Corp., (Allied Waste Industries), (AMT), 5.20%, 4/1/18	2,602,591
3,400	Morgantown, KY, Solid Waste Revenue, (IMCO Recycling, Inc.), (AMT), 7.45%, 5/1/22	3,441,412
13,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	12,215,840
3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.40%, 9/15/23	2,883,930
7,000	New York City, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), (AMT), 7.625%, 8/1/25	7,496,720
4,000	New York City, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), (AMT), 8.00%, 8/1/28	4,404,040
5,995	New York City, NY, Industrial Development Agency, (JFK International Airport), (AMT), 8.50%, 8/1/28	6,480,715
8,200	Phoenix, AZ, Industrial Development Agency, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	7,881,020
825	Puerto Rico Port Authority, (American Airlines), (AMT), 6.30%, 6/1/23	767,613
3,000	Rumford, ME, Solid Waste Disposal, (Boise Cascade Corp.), (AMT), 6.875%, 10/1/26	3,086,730
6,510	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	6,514,687
36,250	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	35,282,125
		$209,309,426

See notes to financial statements
7

Eaton Vance High Yield Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Education — 0.9%
$10,000	Broward Country, FL, Educational Facilities Authority, (Nova Southeastern University), (AGC), 5.00%, 4/1/26(1)	$10,466,933
		$10,466,933
Insured-Electric Utilities — 2.1%
$12,895	Hawaii Department of Budget and Finance, (Hawaiian Electric Company), (FGIC), (AMT), 4.60%, 5/1/26	$12,397,898
7,810	Matagorda County, TX, Navigation District No.1, (AEP Texas Central Co.), (MBIA), (AMT), 5.20%, 5/1/30	7,888,178
3,825	Puerto Rico Electric Power Authority, (MBIA), 4.75%, 7/1/33(1)	3,717,620
		$24,003,696
Insured-Escrowed / Prerefunded — 0.6%
$6,000	New Jersey Turnpike Authority, (MBIA), Prerefunded to 1/1/10, 5.50%, 1/1/30(1)	$6,360,780
		$6,360,780
Insured-General Obligations — 5.2%
$4,555	California, (AMBAC), 5.00%, 2/1/28(1)	$4,698,184
9,855	Clark County, NV, (AMBAC), 2.50%, 11/1/36	6,341,101
15,000	Connecticut, (AMBAC), 5.25%, 6/1/19(1)	17,146,150
5,000	District of Columbia, (FGIC), Variable Rate, 5.439%, 6/1/33(2)(7)	4,706,600
2,850	Geary County, KS, (XLCA), 3.50%, 9/1/30	2,226,733
1,095	Geary County, KS, (XLCA), 3.50%, 9/1/31	849,895
4,740	Mississippi, (FSA), 5.25%, 11/1/21(1)	5,446,892
9,990	Puerto Rico, (AGC), 5.50%, 7/1/29(1)	11,346,242
4,900	Puerto Rico, (FSA), Variable Rate, 8.682%, 7/1/27(2)(7)	5,998,874
		$58,760,671
Insured-Hospital — 0.7%
$7,245	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.75%, 8/15/27(1)	$7,556,825
		$7,556,825
Insured-Other Revenue — 0.7%
$10,510	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/26	$4,193,805
10,000	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/28	3,545,900
		$7,739,705

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue — 2.5%
$1,810	Louisiana Gas and Fuels Tax, (FGIC), 4.50%, 5/1/41	$1,681,870
9,390	Louisiana Gas and Fuels Tax, (FSA), 4.75%, 5/1/39	9,398,920
8,300	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	8,135,162
48,875	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	3,956,431
9,035	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	1,292,095
17,920	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	2,427,085
14,320	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	1,834,678
		$28,726,241
Insured-Student Loan — 0.9%
$11,305	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	$10,658,467
		$10,658,467
Insured-Transportation — 4.4%
$15,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/33	$3,491,400
20,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/34	4,386,000
10,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/37	1,821,500
6,170	Harris County, TX, Toll Road, Senior Lien, (MBIA), 4.50%, 8/15/36	6,000,695
14,400	Indianapolis, IN, Local Public Improvement Bond Bank, (Indianapolis Airport Authority), (AMBAC), (AMT), 5.00%, 1/1/36(1)	13,977,720
4,500	New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 4.75%, 12/15/37	4,453,695
2,320	Port Authority of New York and New Jersey, (AGC), (AMT), 4.50%, 9/1/35	2,183,700
3,375	San Antonio, TX, Airport System, (FSA), (AMT), 5.00%, 7/1/32	3,382,391
3,375	San Antonio, TX, Airport System, (FSA), (AMT), 5.25%, 7/1/32	3,457,991
20,000	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	6,165,200
		$49,320,292
Insured-Water and Sewer — 1.2%
$3,935	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/36	$3,907,101
2,245	Fort Lauderdale, FL, Water and Sewer, (MBIA), 4.25%, 9/1/33	2,078,152
4,725	Marysville, OH, Wastewater Treatment System, (XLCA), 4.75%, 12/1/46(6)	4,337,030

See notes to financial statements
8

Eaton Vance High Yield Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer (continued)
$10,000	Rahway Valley, NJ, Sewerage Authority, (MBIA), 0.00%, 9/1/29	$3,344,900
		$13,667,183
Lease Revenue / Certificates of Participation — 1.9%
$21,000	Greenville County, SC, School District, 5.00%, 12/1/24(1)	$21,936,180
		$21,936,180
Nursing Home — 0.6%
$2,385	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$2,412,499
1,150	Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	1,086,624
2,885	Westmoreland, PA, (Highland Health Systems, Inc.), 9.25%, 6/1/22	2,890,337
		$6,389,460
Other Revenue — 12.3%
$112,970	Buckeye, OH, Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$6,938,617
8,000	California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	550,560
6,355	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	6,791,906
45,000	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	2,602,350
81,635	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	2,859,674
6,000	Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(2)	5,744,940
9,130	Golden State Tobacco Securitization Corp., CA, Prerefunded to 6/1/13, 5.50%, 6/1/33(1)	10,261,161
2,295	Golden State Tobacco Securitization Corp., CA, Prerefunded to 6/1/13, 6.625%, 6/1/40	2,705,805
2,410	Main Street, GA, National Gas Inc., Gas Project Revenue, 5.50%, 9/15/27	2,363,101
10,050	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	9,891,411
4,940	Mohegan Tribe Indians, CT, Gaming Authority, 6.25%, 1/1/31(2)	4,972,851
14,000	Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(2)	13,509,860
5,900	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	437,249
20,000	Northern Tobacco Securitization Corp., AK, 5.00%, 6/1/46	16,842,000

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$650	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	$636,077
1,205	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	1,173,453
250	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	243,095
455	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	436,932
1,926	Pueblo of Santa Ana, NM, 15.00%, 4/1/24(2)	1,898,524
6,000	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(1)	6,369,216
1,803	Santa Fe, NM, (1st Interstate Plaza), 8.00%, 7/1/13	1,827,822
9,000	Seminole Tribe, FL, Special Obligation Revenue, 5.25%, 10/1/27(2)	8,559,720
6,135	Seminole Tribe, FL, Special Obligation Revenue, 5.50%, 10/1/24(2)	6,096,779
11,000	Texas Municipal Gas Acquisition and Supply Corp., Class I, Variable Rate, 3.894%, 12/15/17	10,008,900
2,990	Tobacco Settlement Financing Corp., NJ, 4.75%, 6/1/34	2,524,248
22,830	Tobacco Settlement Financing Corp., VA , 0.00%, 6/1/47	1,667,275
8,955	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(2)	8,302,718
2,470	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	2,487,883
		$138,704,127
Senior Living / Life Care — 8.1%
$7,380	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	$7,615,570
2,500	Arizona Health Facilities Authority, (Care Institute, Inc. - Mesa), 7.625%, 1/1/26(9)	2,309,550
1,575	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.75%, 11/15/26	1,468,168
6,000	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.875%, 11/15/36	5,361,480
3,000	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(9)	2,009,550
8,300	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	7,351,227
3,460	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	3,297,691
5,230	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	4,902,864
7,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	7,077,600
7,000	Lee County, FL, Industrial Development Authority, (Shell Point Village), 5.00%, 11/15/29	6,315,680
2,600	Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	2,428,712
6,100	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	6,078,040
1,085	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	948,854

See notes to financial statements
9

Eaton Vance High Yield Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$1,385	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	$1,156,974
3,700	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/35	3,422,833
2,295	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	2,083,286
6,470	Minneapolis, MN, (Walker Methodist Senior Services), 6.00%, 11/15/28	6,461,654
3,250	New Jersey Economic Development Authority, (Seabrook Village), 5.25%, 11/15/36	2,851,323
500	North Carolina Medical Care Commission (United Methodist), 5.25%, 10/1/24	474,665
1,600	North Carolina Medical Care Commission (United Methodist), 5.50%, 10/1/32	1,509,312
7,315	North Miami, FL, Health Care Facilities, (Imperial Club), 0.00%, 1/1/41	3,795,754
3,475	North Miami, FL, Health Care Facilities, (Imperial Club), 7.00%, 1/1/42	3,292,563
530	St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	497,840
1,225	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	1,206,172
5,460	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	5,175,698
1,900	Suffolk County, NY, Industrial Development Agency, (Jefferson's Ferry Project), 5.00%, 11/1/28	1,788,736
		$90,881,796
Special Assessment — 0.4%
$1,500	Poinciana West, FL, Community Development District, 6.00%, 5/1/37	$1,350,915
3,000	University Square, FL, Community Development District, 5.875%, 5/1/38	2,633,430
		$3,984,345
Special Tax Revenue — 6.9%
$1,260	Avelar Creek, FL, Community Development District, (Capital Improvements), 5.375%, 5/1/36	$1,025,678
2,240	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	2,272,995
3,025	Bell Mountain Ranch, CO, Metropolitan District, 7.375%, 11/15/19	3,145,728
283	Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	267,860
6,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	5,556,625
3,625	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	3,022,054

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue (continued)
$19,980	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/32(1)	$22,980,197
2,325	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	2,301,355
2,500	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	2,426,575
3,980	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	3,673,460
15,955	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	16,296,118
6,365	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	5,193,267
2,435	Southern Hills, FL, Plantation Community Development District, 5.80%, 5/1/35	2,222,692
3,755	Sterling Hill, FL, Community Development District, 5.50%, 5/1/37	3,107,563
5,000	Tisons Landing, FL, Community Development District, (Capital Improvements), 5.00%, 11/1/11	4,709,850
		$78,202,017
Transportation — 3.0%
$750	Augusta, GA, Airport Revenue, 5.15%, 1/1/35	$690,833
3,425	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/25	3,275,259
8,875	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	8,281,440
14,735	Dallas-Fort Worth, TX, International Airport Facility Improvements Corp., (American Airlines, Inc.), 5.50%, 11/1/30	11,813,639
900	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.00%, 5/1/21	931,851
1,080	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.125%, 5/1/31	1,122,552
5,000	Port Authority of New York and New Jersey, 4.75%, 4/15/37(1)	4,816,200
1,500	Walker Field, CO, Public Airport Authority, 4.75%, 12/1/27	1,364,235
1,100	Walker Field, CO, Public Airport Authority, 5.00%, 12/1/22	1,095,930
		$33,391,939
Water and Sewer — 1.5%
$7,680	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$6,819,379
10,000	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.75%, 6/15/33(1)	10,106,200
		$16,925,579
Total Tax-Exempt Investments (identified cost $1,259,670,773)		$1,245,342,488

See notes to financial statements
10

Eaton Vance High Yield Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 0.4%
Principal Amount (000's omitted)	Description	Value
$4,240	Massachusetts Development Finance Agency, (Wentworth Institute), (AMBAC), Variable Rate, 6.00%, 10/1/30(8)	$4,240,000
Total Short-Term Investments (identified cost $4,240,000)		$4,240,000
Total Investments — 110.8% (identified cost $1,263,910,773)		$1,249,582,488
Other Assets, Less Liabilities — (10.8)%		$(121,384,738)
Net Assets — 100.0%		$1,128,197,750

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At January 31, 2008, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

California	10.8%
Texas	10.5%
Others, representing less than 10% individually	89.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2008, 17.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 6.4% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of the securities is $88,341,216 or 7.8% of the Fund's net assets.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security is in default and is making only partial interest payments.

(5)  When-issued security.

(6)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(7)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2008.

(8)  Variable rate demand obligation. The stated interest rate represents the rate in effect at January 31, 2008.

(9)  Security is in default with respect to scheduled principal payments.

See notes to financial statements
11

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of January 31, 2008

Assets
Investments, at value (identified cost, $1,263,910,773)	$1,249,582,488
Cash	3,905,134
Receivable for investments sold	12,570,014
Receivable for Fund shares sold	3,341,161
Interest receivable	16,627,829
Total assets	$1,286,026,626
Liabilities
Payable for floating rate notes issued	$132,660,000
Payable for when-issued securities	4,265,000
Payable for Fund shares redeemed	5,188,559
Payable for investments purchased	6,739,553
Interest expense and fees payable	952,092
Dividends payable	2,237,256
Payable for daily variation margin on open financial futures contracts	1,678,000
Payable to affiliate for investment advisory fee	504,032
Payable to affiliate for distribution and service fees	459,723
Payable to affiliate for Trustees' fees	86
Payable for open interest rate swaps contracts	2,851,513
Accrued expenses	293,062
Total liabilities	$157,828,876
Net Assets	$1,128,197,750
Sources of Net Assets
Paid-in capital	$1,214,348,286
Accumulated net realized loss (computed on the basis of identified cost)	(65,446,313)
Accumulated undistributed net investment income	401,151
Net unrealized depreciation (computed on the basis of identified cost)	(21,105,374)
Total	$1,128,197,750
Class A Shares
Net Assets	$788,562,954
Shares Outstanding	80,627,056
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.78
Maximum Offering Price Per Share (100 ÷ 95.25 of $9.78)	$10.27
Class B Shares
Net Assets	$92,895,387
Shares Outstanding	9,528,818
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.75
Class C Shares
Net Assets	$244,679,828
Shares Outstanding	27,038,166
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.05
Class I Shares
Net Assets	$2,059,581
Shares Outstanding	210,638
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.78
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
January 31, 2008

Investment Income
Interest	$76,325,679
Total investment income	$76,325,679
Expenses
Investment adviser fee	$6,359,792
Trustees' fees and expenses	28,486
Distribution and service fees Class A	2,160,518
Class B	1,105,299
Class C	2,709,564
Interest expense and fees	6,513,468
Transfer and dividend disbursing agent fees	454,534
Custodian fee	356,198
Legal and accounting services	125,222
Registration fees	111,970
Printing and postage	94,978
Miscellaneous	65,991
Total expenses	$20,086,020
Deduct — Reduction of custodian fee	$117,509
Allocation of expenses to the investment adviser	14,196
Total expense reductions	$131,705
Net expenses	$19,954,315
Net investment income	$56,371,364
Realized and Unrealized Gain (Loss)
Net realized loss Investment transactions (identified cost basis)	$(6,932,867)
Financial futures contracts	769,556
Interest rate swap contracts	(13,307,170)
Net realized loss	$(19,470,481)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(80,463,006)
Financial futures contracts	(13,811,983)
Interest rate swap contracts	(3,455,264)
Net change in unrealized appreciation (depreciation)	$(97,730,253)
Net realized and unrealized loss	$(117,200,734)
Net decrease in net assets from operations	$(60,829,370)

See notes to financial statements
12

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended January 31, 2008	Year Ended January 31, 2007
From operations — Net investment income	$56,371,364	$48,807,102
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	(19,470,481)	3,420,479
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(97,730,253)	41,347,266
Net increase (decrease) in net assets from operations	$(60,829,370)	$93,574,847
Distributions to shareholders — From net investment income Class A	$(40,631,030)	$(32,292,219)
Class B	(4,360,428)	(5,373,794)
Class C	(10,706,332)	(8,443,589)
Class I	(16,190)	—
Total distributions to shareholders	$(55,713,980)	$(46,109,602)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$331,003,119	$445,747,682
Class B	6,932,692	14,202,362
Class C	97,604,399	114,324,772
Class I	2,068,829	—
Net asset value of shares issued to shareholders in payment of distributions declared Class A	20,596,296	14,239,883
Class B	1,658,856	2,063,207
Class C	4,478,987	3,485,339
Class I	16,190	—
Cost of shares redeemed Class A	(371,491,990)	(136,830,261)
Class B	(19,705,488)	(22,910,375)
Class C	(96,918,447)	(30,577,657)
Net asset value of shares exchanged Class A	12,894,396	16,754,145
Class B	(12,894,396)	(16,754,145)
Net increase (decrease) in net assets from Fund share transactions	$(23,756,557)	$403,744,952
Net increase (decrease) in net assets	$(140,299,907)	$451,210,197
Net Assets
At beginning of year	$1,268,497,657	$817,287,460
At end of year	$1,128,197,750	$1,268,497,657
Accumulated undistributed net investment income included in net assets
At end of year	$401,151	$253,744

Statement of Cash Flows

Cash Flows From Operating Activities	For the Year Ended January 31, 2008
Net decrease in net assets from operations	$(60,829,370)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(599,179,254)
Investments sold	690,964,961
Decrease in short-term investments	1,560,000
Net amortization of premium (discount)	(3,819,751)
Decrease in interest receivable	474,195
Decrease in payable for investments purchased	(10,391,720)
Increase in receivable for investments sold	(3,746,106)
Decrease in receivable for open interest rate swap contracts	603,751
Increase in payable for daily variation margin on open financial futures contracts	43,000
Increase in payable for open interest rate swap contracts	2,851,513
Decrease in payable to affiliate for investment advisory fee	(19,268)
Decrease in payable to affiliate for distribution and service fees	(50,810)
Increase in payable to affiliate for Trustees' fees	86
Increase in payable for when-issued securities	4,265,000
Increase in accrued expenses	31,930
Decrease in interest expense and fees payable	(184,597)
Net change in unrealized (appreciation) depreciation on investments	80,463,006
Net realized (gain) loss on investments	6,932,867
Net cash provided by operating activities	$109,969,433
Cash Flows From Financing Activities
Proceeds from shares sold	$441,219,633
Shares redeemed	(485,093,787)
Cash distributions paid net of reinvestments	(29,181,424)
Decrease in demand note payable	(6,300,000)
Proceeds from secured borrowings	23,060,000
Repayment of secured borrowings	(49,774,656)
Net cash used in financing activities	$(106,070,234)
Net increase in cash	$3,899,199
Cash at beginning of year	$5,935
Cash at end of year	$3,905,134
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$26,750,329

See notes to financial statements
13

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.730		$10.240	$10.090	$10.230		$9.730
Income (loss) from operations
Net investment income	$0.490		$0.515	$0.535	$0.614		$0.668
Net realized and unrealized gain (loss)	(0.955)		0.465	0.167	(0.125)		0.486
Total income (loss) from operations	$(0.465)		$0.980	$0.702	$0.489		$1.154
Less distributions
From net investment income	$(0.485)		$(0.490)	$(0.552)	$(0.629)		$(0.654)
Total distributions	$(0.485)		$(0.490)	$(0.552)	$(0.629)		$(0.654)
Net asset value — End of year	$9.780		$10.730	$10.240	$10.090		$10.230
Total Return(2)	(4.47)%		9.76%	7.14%	5.05%		12.25%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$788,563		$876,579	$505,474	$354,881		$238,169
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.86	%(3)	0.89%	0.94%	0.99	%(4)	1.02	%(4)
Interest and fee expense(5)	0.52%		0.52%	0.39%	0.26	%(4)	0.21	%(4)
Total expenses	1.38	%(3)	1.41%	1.33%	1.25	%(4)	1.23	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.85	%(3)	0.87%	0.93%	0.98	%(4)	1.02	%(4)
Net investment income	4.74%		4.88%	5.26%	6.17%		6.70%
Portfolio Turnover of the Portfolio(6)	—		—	—	30%		16%
Portfolio Turnover of the Fund	43%		44%	27%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements
14

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.700		$10.210	$10.060	$10.200		$9.700
Income (loss) from operations
Net investment income	$0.412		$0.438	$0.463	$0.542		$0.600
Net realized and unrealized gain (loss)	(0.956)		0.463	0.162	(0.129)		0.479
Total income (loss) from operations	$(0.544)		$0.901	$0.625	$0.413		$1.079
Less distributions
From net investment income	$(0.406)		$(0.411)	$(0.475)	$(0.553)		$(0.579)
Total distributions	$(0.406)		$(0.411)	$(0.475)	$(0.553)		$(0.579)
Net asset value — End of year	$9.750		$10.700	$10.210	$10.060		$10.200
Total Return(2)	(5.20)%		8.97%	6.34%	4.52	%(3)	11.44%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$92,895		$126,916	$143,784	$165,787		$212,391
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61	%(4)	1.64%	1.69%	1.74	%(5)	1.77	%(5)
Interest and fee expense(6)	0.52%		0.52%	0.39%	0.26	%(5)	0.21	%(5)
Total expenses	2.13	%(4)	2.16%	2.08%	2.00	%(5)	1.98	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.60	%(4)	1.62%	1.68%	1.73	%(5)	1.77	%(5)
Net investment income	4.00%		4.17%	4.57%	5.46%		6.04%
Portfolio Turnover of the Portfolio(7)	—		—	—	30%		16%
Portfolio Turnover of the Fund	43%		44%	27%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements
15

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$9.930		$9.470	$9.340	$9.470		$9.000
Income (loss) from operations
Net investment income	$0.382		$0.403	$0.422	$0.498		$0.543
Net realized and unrealized gain (loss)	(0.885)		0.439	0.148	(0.115)		0.465
Total income (loss) from operations	$(0.503)		$0.842	$0.570	$0.383		$1.008
Less distributions
From net investment income	$(0.377)		$(0.382)	$(0.440)	$(0.513)		$(0.538)
Total distributions	$(0.377)		$(0.382)	$(0.440)	$(0.513)		$(0.538)
Net asset value — End of year	$9.050		$9.930	$9.470	$9.340		$9.470
Total Return(2)	(5.19)%		9.03%	6.24%	4.40	%(3)	11.53%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$244,680		$265,002	$168,029	$103,868		$79,072
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61	%(4)	1.64%	1.69%	1.74	%(5)	1.77	%(5)
Interest and fee expense(6)	0.52%		0.52%	0.39%	0.26	%(5)	0.21	%(5)
Total expenses	2.13	%(4)	2.16%	2.08%	2.00	%(5)	1.98	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.60	%(4)	1.62%	1.68%	1.73	%(5)	1.77	%(5)
Net investment income	3.99%		4.13%	4.49%	5.41%		5.88%
Portfolio Turnover of the Portfolio(7)	—		—	—	30%		16%
Portfolio Turnover of the Fund	43%		44%	27%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.10% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements
16

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended January 31, 2008(1)(2)
Net asset value — Beginning of period	$10.720
Income (loss) from operations
Net investment income	$0.358
Net realized and unrealized loss	(0.923)
Total loss from operations	$(0.565)
Less distributions
From net investment income	$(0.375)
Total distributions	$(0.375)
Net asset value — End of period	$9.780
Total Return(3)	(5.33	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,060
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.61	%(4)
Interest and fee expense(5)	0.52	%(4)
Total expenses	1.13	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.60	%(4)
Net investment income	4.94	%(4)
Portfolio Turnover	43	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 9, 2007, to January 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  For the year ended January 31, 2008.

(7)  Not annualized.

See notes to financial statements
17

Eaton Vance High Yield Municipals Fund as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to achieve high current income exempt from regular federal income tax. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2008 , the Fund, for federal income tax purposes, had a capital loss carryforward which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforward are as follows:

Amount	Expiration Date
$7,890,749	January 31, 2011
707,905	January 31, 2012
23,032,310	January 31, 2013
6,453,293	January 31, 2014
14,863,328	January 31, 2016

Additionally, at January 31, 2008, the Fund had a net capital loss of $19,548,890 attributable to security transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending January 31, 2009.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation

18

Eaton Vance High Yield Municipals Fund as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of January 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended January 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund's liability with respect to Floating Rate Notes is recorded as incurred. At January 31, 2008, the amounts of the Fund's Floating Rate Notes outstanding and the related collateral were $132,660,000 and $210,028,841, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2008 was 2.17% to 3.90%.

19

Eaton Vance High Yield Municipals Fund as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The Fund's investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Fund's investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Fund to which the policies apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the year ended January 31, 2008 and January 31, 2007 was as follows:

	Year Ended January 31,
	2008	2007
Distributions declared from:
Tax-exempt income	$55,471,283	$46,034,264
Ordinary income	$242,697	$75,338

20

Eaton Vance High Yield Municipals Fund as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

During the year ended January 31, 2008, accumulated net realized loss was decreased by $509,977 and accumulated undistributed net investment income was decreased by $509,977 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$2,638,407
Capital loss carryforward and post October losses	(72,496,475)
Net unrealized depreciation	(14,055,212)
Other temporary differences	(2,237,256)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to dividends payable and differences between book and tax accounting for futures contracts, accretion of market discount and inverse floaters.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. For the year ended January 31, 2008, the advisory fee amounted to $6,359,792 representing 0.51% of the Fund's average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $14,196 of the Fund's operating expenses. EVM serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended January 31, 2008, EVM earned $24,070 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received $102,823 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2008 amounted to $2,160,518 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2008, the Fund paid or accrued $828,974 and $2,032,173 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At January 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately

21

Eaton Vance High Yield Municipals Fund as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

$20,728,000 and $24,891,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended January 31, 2008 amounted to $276,325 and $677,391 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending upon the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended January 31, 2008, the Fund was informed that EVD received approximately $234,900, $253,600 and $86,100 of CDSCs paid by shareholders for Class A, Class B and Class C shares, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $599,179,254 and $690,964,961, respectively, for the year ended January 31, 2008.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2008	2007
Sales	32,157,825	42,357,523
Issued to shareholders electing to receive payments of distributions in Fund shares	2,003,222	1,345,947
Redemptions	(36,447,472)	(12,991,178)
Exchange from Class B shares	1,238,735	1,590,454
Net increase (decrease)	(1,047,690)	32,302,746
	Year Ended January 31,
Class B	2008	2007
Sales	666,699	1,356,997
Issued to shareholders electing to receive payments of distributions in Fund shares	161,561	196,379
Redemptions	(1,921,193)	(2,183,084)
Exchange to Class A shares	(1,242,277)	(1,594,890)
Net decrease	(2,335,210)	(2,224,598)
	Year Ended January 31,
Class C	2008	2007
Sales	10,203,560	11,726,742
Issued to shareholders electing to receive payments of distributions in Fund shares	470,572	356,309
Redemptions	(10,322,434)	(3,131,817)
Net increase	351,698	8,951,234

22

Eaton Vance High Yield Municipals Fund as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Class I	Period Ended January 31, 2008(1)
Sales	208,988
Issued to shareholders electing to receive payments of distributions in Fund shares	1,650
Net increase	210,638

(1)  Class I commenced operations on May 9, 2007.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,128,126,189
Gross unrealized appreciation	$38,260,407
Gross unrealized depreciation	(49,464,106)
Net unrealized depreciation	$(11,203,699)

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At January 31, 2008, the Fund had no balance outstanding pursuant to this line of credit. Average borrowings and the average interest rate for the year ended January 31, 2008 were $2,759,726 and 5.75%, respectively.

10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2008 is as follows:

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
3/08	1,678
	U.S. Treasury Bond	Short	$(196,280,799)	$(200,206,375)	$(3,925,576)

Interest Rate Swaps

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$52,550,000	4.985%	USD-LIBOR- BBA	September 28, 2038	$(892,748)
Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$48,775,000	4.903%	USD-LIBOR-BBA	July 9, 2038	$(459,210)
Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	$17,125,000	5.428%	USD-LIBOR-BBA	September 10, 2038	$(1,499,555)
					$(2,851,513)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At January 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

11  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

23

Eaton Vance High Yield Municipals Fund as of January 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipals Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipals Fund (the "Fund") (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund as of January 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 14, 2008

24

Eaton Vance High Yield Municipals Fund as of January 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Fund designates 99.56% of dividends from net investment income as an exempt-interest dividend.

25

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

26

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance High Yield Municipals Fund (the "Fund") with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

27

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance High Yield Municipals Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC, EVD and EV which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	177	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1993	Chairman (since 2007) and President, Chief Executive Officer and a Director (since 2003) of Asset Management Finance Corp. (a specialty finance company serving the investment management industry). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

29

Eaton Vance High Yield Municipals Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

William H. Ahern 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC, and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2007) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

30

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Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Yield Municipals Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

416-3/08  HYSRC

Annual Report January 31, 2008

EATON VANCE
MUNICIPALS
TRUST II

Florida Plus Insured

Hawaii

Kansas

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipals Funds as of January 31, 2008

TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Morningstar RatingsTM	3

Performance Information and Portfolio Composition
Florida Plus Insured Municipals	4
Hawaii Municipals	6
Kansas Municipals	8

Fund Expenses	10

Financial Statements	12

Federal Tax Information	44

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	45

Management and Organization	48

Eaton Vance Municipals Funds as of January 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The investment objective of each Eaton Vance Municipals Fund (the “Funds”) is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Hawaii Fund and Kansas Fund primarily invest in investment-grade municipal obligations but may also invest in lower-rated obligations. The Florida Plus Insured Fund invests primarily in high-grade municipal obligations that are insured as to the timely payment of principal and interest.

Economic and Market Conditions

Economic growth in the fourth quarter of 2007 measured 0.6%, following the 4.9% growth rate achieved in the third quarter, according to preliminary Commerce Department data reported in January 2008. At January 31, 2008, the housing sector continued to struggle due to market concerns related to subprime mortgages. While the weaker dollar was having a beneficial effect on export-related industries, tourism, and U.S.-based multinational companies, there were signs that consumers were starting to curtail spending at January 31, 2008.

The Federal Reserve (the Fed) lowered its target for the Federal Funds Rate by 0.75% to 3.50% in an unscheduled meeting on January 22, 2008. In its statement, the Fed pointed to a weakening economic outlook, continued deterioration in broader financial market conditions and tighter credit for some businesses and households. They further lowered the Federal Funds Rate to 3.00% in a scheduled meeting on January 31, 2008 noting considerable financial market stress and continued credit tightening. The Fed has now lowered its benchmark Federal Funds Rate by 2.25% (from 5.25%) since September 18, 2007. It has also cut the Discount Rate – the rate charged to banks borrowing directly from the Fed – by 2.75% from 6.25% to 3.50% since August 17, 2007. Management believes these moves were aimed at providing liquidity during this period of increased uncertainty and tighter credit conditions that first surfaced in August 2007.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Funds underperformed their benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged market index – during the year ended January 31, 2008.(1) Management believes that much of the underperformance can be attributed to the broader-based credit scare that has shaken the fixed-income markets since August 2007, and led to a flight-to-quality bid in the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage-backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-duration bonds. Accordingly, management believes that investor flight to shorter-maturity uninsured bonds from longer-maturity insured bonds resulted in the Funds’ relative underperformance for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 105% as of January 31, 2008, with many individual bonds trading higher than 105%.(2) Management believes that this was the result of dislocation in the fixed-income marketplace caused by the subprime contagion fears, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, Eaton Vance continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)

Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield. Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of a Fund’s current or future investments and may change due to active management.

Eaton Vance Municipals Funds as of January 31, 2008

MORNINGSTAR RATINGSTM

As of January 31, 2008 FUND	OVERALL	3-YEAR	5-YEAR	10-YEAR

FLORIDA PLUS INSURED MUNICIPALS FUND – CLASS A	**	*	**	**
Load waived	***	***	***	***
MUNI FLORIDA CATEGORY	40 FUNDS	40 FUNDS	40 FUNDS	37 FUNDS

HAWAII MUNICIPALS FUND – CLASS A	***	**	**	***
Load waived	****	***	****	****
MUNI SINGLE STATE LONG CATEGORY	339 FUNDS	339 FUNDS	339 FUNDS	297 FUNDS

KANSAS MUNICIPALS FUND – CLASS A	***	**	***	***
Load waived	****	***	****	****
MUNI SINGLE STATE INTERMEDIATE CATEGORY	282 FUNDS	282 FUNDS	275 FUNDS	221 FUNDS

Based on risk-adjusted returns. Eaton Vance offers other mutual funds that are not listed here and that do not have similar performance records.

The overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar RatingTM metrics.

©2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares), redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Load-waived A share star ratings do not include any front-end sales load and are intended for those investors who have access to such purchase terms (e.g., plan participants of a defined contribution plan). Not all A share mutual funds for which Morningstar calculates a load-waived A share star rating may actually waive their front-end sales load. Therefore, Morningstar strongly encourages investors to contact their investment professional to determine whether they are eligible to purchase the A share without paying the front-end sales load. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structure.

As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities may not affect interest income on existing securities, but will be reflected in the Funds’ net asset values. For state municipal funds, a portion of income may be subject to federal, state and local tax; a portion may be subject to federal alternative minimum tax. Please see the Funds’ prospectus for more information. Consult your tax/legal advisor before making any tax-related investment decisions.

For information regarding each Fund’s performance, please refer to pages titled “Performance Information and Portfolio Composition” contained in this report.

Eaton Vance Florida Plus Insured Municipals Funds as of January 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1)	Class A	Class B	Class C
Share Class Symbol	EAFIX	EBFIX	EFICX

Average Annual Total Returns (at net asset value)
One Year	-0.85%	-1.57%	-1.48%
Five Years	3.31	2.58	N.A.
Ten Years	4.23	3.47	N.A.
Life of Fund†	5.50	4.69	1.33

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.52%	-6.33%	-2.43%
Five Years	2.31	2.24	N.A.
Ten Years	3.72	3.47	N.A.
Life of Fund†	5.13	4.69	1.33

†Inception date: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual
Operating Expenses(2),*	Class A	Class B	Class C

Expense Ratio	1.12%	1.87%	1.87%

*From the Fund’s prospectus dated 4/1/07, as supplemented 6/27/07.

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate(3)	4.38%	3.60%	3.60%
Taxable-Equivalent Distribution Rate(3),(4)	6.74	5.54	5.54
SEC 30-day Yield(5)	3.86	3.29	3.29
Taxable-Equivalent SEC 30-day Yield(4),(5)	5.94	5.06	5.06

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	4.93%
Five Years	4.61
Ten Years	5.20

Lipper Averages(7)

Lipper Insured Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	2.63%
Five Years	3.49
Ten Years	4.08

Portfolio Manager: Craig R. Brandon, CFA

Comparison of Change in Value of a $10,000 Investment in
Eaton Vance Florida Plus Insured Municipals Fund Class B vs.
the Lehman Brothers Municipal Bond Index**

** Source: Thompson Financial. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/98 and 6/2/06 (commencement of operations), respectively, would have been valued at $15,134 ($14,415 at the maximum offering price) and $10,223, respectively, on 1/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year.

(2) Includes interest expense of 0.39% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result, net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds Classification contained 52, 49 and 44 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Florida Plus Insured Municipals Fund as of January 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note11 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/08, is as follows, and the average rating is AAA:

AAA	81.7%
AA	7.6%
A	8.5%
Non-Rated	2.2%

Fund Statistics (2)

• Number of Issues:	62
• Average Maturity:	22.9 years
• Average Effective Maturity:	14.1 years
• Average Call Protection:	10.1 years
• Average Dollar Price:	$97.27

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(2) Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note11 to the Fund’s financial statements.

Eaton Vance Hawaii Municipals Fund as of January 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1)	Class A	Class B	Class C
Share Class Symbol	ETHWX	EVHWX	ECHWX

Average Annual Total Returns (at net asset value)
One Year	-0.09%	-0.81%	N.A.
Five Years	3.68	2.93	N.A.
Ten Years	4.11	3.32	N.A.
Life of Fund†	4.39	3.91	-1.06%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-4.87%	-5.61%	N.A.
Five Years	2.68	2.58	N.A.
Ten Years	3.60	3.32	N.A.
Life of Fund†	4.02	3.91	-2.04%

†Inception date: Class A: 3/14/94; Class B: 3/2/94; Class C: 10/1/07

Total Annual Operating Expenses(2),*	Class A	Class B	Class C

Expense Ratio	1.17%	1.92%	1.92%

*From the Fund’s prospectus dated 4/1/07, as supplemented on 6/27/07.

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate(3)	4.17%	3.38%	3.44%
Taxable-Equivalent Distribution Rate(3),(4)	6.99	5.67	5.77
SEC 30-day Yield(5)	3.60	3.03	2.95
Taxable-Equivalent SEC 30-day Yield(4),(5)	6.04	5.08	4.95

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	4.93%
Five Years	4.61
Ten Years	5.20

Lipper Averages(7)

Lipper Hawaii Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	2.99%
Five Years	3.47
Ten Years	4.02

Portfolio Manager: Robert B. MacIntosh, CFA

Comparison of Change in Value of a $10,000 Investment in
Eaton Vance Hawaii Municipals Fund Class B vs. the Lehman Brothers
Municipal Bond Index**

** Source: Thomson Financial. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/98 and 10/1/07 (commencement of operations), respectively, would have been valued at $14,967 ($14,256 at the maximum offering price) and $9,894 ($9,796 after deduction of the applicable CDSC), respectively, on 1/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year.

(2) Includes interest expense of 0.35% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result, net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figure assumes a maximum 40.36% combined Federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Hawaii Municipal Debt Funds Classification contained 9, 9 and 8 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Hawaii Municipals Fund as of January 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/08, is as follows, and the average rating is AA+:

AAA	73.5%
AA	11.5%
A	2.7%
BBB	8.3%
B	1.8%
Non-Rated	2.2%

Fund Statistics (2)

• Number of Issues:	52
• Average Maturity:	19.3 years
• Average Effective Maturity:	11.8 years
• Average Call Protection:	8.5 years
• Average Dollar Price:	$98.43

(1)	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.
(2)	Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 11 to the Fund’s financial statements.

Eaton Vance Kansas Municipals Fund as of January 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance(1)	Class A	Class B	Class C
Share Class Symbols	ETKSX	EVKSX	ECKSX

Average Annual Total Returns (at net asset value)
One Year	0.74%	0.05%	0.05%
Five Years	3.70	2.95	N.A.
Ten Years	4.43	3.67	N.A.
Life of Fund†	4.97	4.37	2.39

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-4.01%	-4.79%	-0.92%
Five Years	2.70	2.60	N.A.
Ten Years	3.92	3.67	N.A.
Life of Fund†	4.60	4.37	2.39

† Inception date: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual
Operating Expenses(2),*	Class A	Class B	Class C

Expense Ratio	1.02%	1.77%	1.77%

* From the Fund’s prospectus dated 4/1/07, as supplemented on 6/27/07.

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate(3)	4.07%	3.31%	3.31%
Taxable-Equivalent Distribution Rate(3),(4)	6.69	5.44	5.44
SEC 30-day Yield(5)	3.22	2.62	2.62
Taxable-Equivalent SEC 30-day Yield(4),(5)	5.30	4.31	4.31

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	4.93%
Five Years	4.61
Ten Years	5.20

Lipper Averages(7)

Lipper Kansas Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	3.15%
Five Years	3.59
Ten Years	4.00

Portfolio Manager: Adam Weigold, CFA

Comparison of Change in Value of a $10,000 Investment in
Eaton Vance Kansas Municipals Fund Class B vs. the Lehman Brothers
Municipal Bond Index**

** Source: Thomson Financial. Class B of the Fund commenced investment operations on 3/2/94.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 1/31/98 and 6/2/06 (commencement of operations), respectively, would have been valued at $15,425 ($14,692 at the maximum offering price) and $10,401, respectively, on 1/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year.

(2) Includes interest expense of 0.25% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result, net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figure assumes a maximum 39.19% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Kansas Municipal Debt Funds Classification contained 10, 9 and 8 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Kansas Municipals Fund as of January 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 11 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 1/31/08, is as follows, and the average rating is AAA:

AAA	88.1%
A	10.5%
Non-Rated	1.4%

Fund Statistics (2)

• Number of Issues:	76
• Average Maturity:	20.5 years
• Average Effective Maturity:	13.0 years
• Average Call Protection:	8.4 years
• Average Dollar Price:	$97.70

(1)	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.
(2)	Portfolio holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Municipals Funds as of January 31, 2008

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2007 – January 31, 2008)

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Florida Plus Insured Municipals Fund

	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period* (8/1/07 – 1/31/08)
Actual
Class A	$1,000.00	$988.00	$6.61
Class B	$1,000.00	$983.80	$10.35
Class C	$1,000.00	$985.60	$10.36
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.72
Class B	$1,000.00	$1,014.80	$10.51
Class C	$1,000.00	$1,014.80	$10.51

*  Expenses are equal to the Fund's annualized expense ratio of 1.32% for Class A shares, 2.07% for Class B shares and 2.07% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2007.

Eaton Vance Municipals Funds as of January 31, 2008

FUND EXPENSES CONT'D

Eaton Vance Hawaii Municipals Fund

	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07 – 1/31/08)
Actual*
Class A	$1,000.00	$994.50	$5.73
Class B	$1,000.00	$991.90	$9.49
Class C	$1,000.00	$989.40	$6.34

*  Class C shares had not commenced operations as of August 1, 2007. Actual expenses are equal to the Fund's annualized expense ratio of 1.14% for Class A shares, 1.89% for Class B shares and 1.89% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 123/365 for Class C (to reflect the period from commencement of operations on October 1, 2007 to January 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2007 for Class A and Class B shares and at the opening of business on October 1, 2007 for Class C shares.

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.80
Class B	$1,000.00	$1,015.70	$9.60
Class C	$1,000.00	$1,015.70	$9.60

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.14% for Class A shares, 1.89% for Class B shares and 1.89% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Example assumes that the $1,000 was invested at the net asset value per share determined of the close of business on July 31, 2007.

Eaton Vance Kansas Municipals Fund

	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period* (8/1/07 – 1/31/08)
Actual
Class A	$1,000.00	$1,002.80	$4.19
Class B	$1,000.00	$999.80	$7.96
Class C	$1,000.00	$998.80	$7.96
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$4.23
Class B	$1,000.00	$1,017.20	$8.03
Class C	$1,000.00	$1,017.20	$8.03

*  Expenses are equal to the Fund's annualized expense ratio of 0.83% for Class A shares, 1.58% for Class B shares and 1.58% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assume that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2007.

Eaton Vance Florida Plus Insured Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 106.8%
Principal Amount (000's omitted)	Security	Value
Hospital — 10.0%
$1,000	Highlands County Health Facilities Authority, (Adventist Glenoaks Hospital/Adventist Healthcare), 5.00%, 11/15/31	$994,420
1,000	Jacksonville Economic Development Authority, (Mayo Clinic), 5.00%, 11/15/36	1,004,300
1,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	964,180
400	Orange County Health Facilities Authority, (Orlando Regional Healthcare), 5.125%, 11/15/39	399,032
500	South Miami Health Facility Authority, Hospital Revenue, (Baptist Health), 5.00%, 8/15/42	493,105
		$3,855,037
Housing — 0.5%
$180	Pinellas County Housing Finance Authority, (SFMR), (GNMA), (AMT), 5.80%, 3/1/29	$181,312
		$181,312
Industrial Development Revenue — 3.6%
$1,315	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$1,383,196
		$1,383,196
Insured-Education — 2.2%
$320	Florida Gulf Coast University Financing Corporation, (MBIA), 4.75%, 8/1/32	$319,907
250	Orange County Educational Facilities Authority, (Rollins College Project), (AMBAC), 5.25%, 12/1/32	263,692
250	Orange County Educational Facilities Authority, (Rollins College Project), (AMBAC), 5.25%, 12/1/37	263,025
		$846,624
Insured-Electric Utilities — 3.5%
$650	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	$674,141
600	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16(1)	674,938
		$1,349,079

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded — 7.4%
$1,160	Dade County, Professional Sports Franchise Facility, (MBIA), Escrowed to Maturity, 0.00%, 10/1/19	$734,129
1,000	Dade County, Professional Sports Franchise Facility, (MBIA), Escrowed to Maturity, 5.25%, 10/1/30	1,117,240
900	Orange County Tourist Development Tax, (AMBAC), Prerefunded to 4/1/12, 5.125%, 10/1/30(1)	987,480
		$2,838,849
Insured-General Obligations — 3.7%
$1,000	Florida Board of Education, Capital Outlay, (Public Education), (MBIA), 5.00%, 6/1/32(2)	$1,020,560
330	Puerto Rico, (FSA), Variable Rate, 8.682%, 7/1/27(3)(4)	404,006
		$1,424,566
Insured-Hospital — 6.4%
$770	Brevard County Health Facilities Authority, (Health First, Inc.), (MBIA), 5.125%, 4/1/31	$775,398
250	Jacksonville Economic Development Authority, (Mayo Clinic), (MBIA), 5.50%, 11/15/36	266,562
210	Lehman Municipal Trust Receipts, Various States, Variable Rate, (AGC), 12.871%, 7/1/42(3)(4)	198,544
160	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/38	159,355
1,000	Sarasota County Public Hospital Board, (Sarasota Memorial Hospital), (MBIA), 5.50%, 7/1/28	1,092,480
		$2,492,339
Insured-Housing — 1.3%
$500	Florida Housing Finance Authority, (Spinnaker Cove Apartments), (AMBAC), (AMT), 6.50%, 7/1/36	$502,110
		$502,110
Insured-Lease Revenue / Certificates of Participation — 1.3%
$500	Broward County School Board, Certificates of Participation, (FSA), 5.00%, 7/1/26	$511,200
		$511,200
Insured-Other Revenue — 1.4%
$500	St. John's County Industrial Development Authority, (Professional Golf), (MBIA), 5.00%, 9/1/23	$520,225
		$520,225

See notes to financial statements

Eaton Vance Florida Plus Insured Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Solid Waste — 1.3%
$500	Dade County, Resource Recovery Facilities, (AMBAC), (AMT), 5.50%, 10/1/13	$506,015
		$506,015
Insured-Special Assessment Revenue — 4.3%
$345	Celebration Community Development District, (MBIA), 5.125%, 5/1/20	$356,178
750	Crossings at Fleming Island Community Development District, (MBIA), 5.80%, 5/1/16	806,423
490	Julington Creek Plantation Community Development District, (MBIA), 5.00%, 5/1/29	500,966
		$1,663,567
Insured-Special Tax Revenue — 18.7%
$1,015	Baton Rouge, LA, Public Improvement, (FSA), 4.25%, 8/1/32	$958,556
1,250	Clearwater, Spring Training Facilities, (MBIA), 5.375%, 3/1/31	1,428,475
1,230	Jacksonville, Sales Tax, (AMBAC), 5.00%, 10/1/30	1,241,599
5,055	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/36	1,115,891
1,220	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	98,759
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	32,177
445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	60,271
355	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	45,483
340	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/15	258,104
1,625	Tampa, Utility Tax, (AMBAC), 0.00%, 4/1/21	902,119
1,950	Tampa, Utility Tax, (AMBAC), 0.00%, 10/1/21	1,058,636
		$7,200,070
Insured-Transportation — 21.8%
$270	Chicago, IL, (O'Hare International Airport), (FSA), 4.50%, 1/1/38	$262,418
345	Chicago, IL, (O'Hare International Airport), (FSA), 5.00%, 1/1/38	354,080
500	Dade County, Seaport, (MBIA), 5.125%, 10/1/16	505,960
1,045	Florida Mid-Bay Bridge Authority, (AMBAC), 4.625%, 10/1/32	1,020,578
1,200	Greater Orlando Aviation Authority, (FGIC), (AMT), 5.25%, 10/1/18(1)	1,225,784
500	Hillsborough County Port District, (Tampa Port Authority Project), (MBIA), (AMT), 5.00%, 6/1/36	485,225
1,125	Miami-Dade County, Aviation Revenue, (Miami International Airport), (CIFG), (AMT), 5.00%, 10/1/38(1)	1,121,423
780	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	855,851

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$500	Puerto Rico Highway and Transportation Authority, (AMBAC), 5.25%, 7/1/38	$513,465
320	Tampa-Hillsborough County Expressway Authority, (AMBAC), 4.00%, 7/1/34	279,722
500	Tampa-Hillsborough County Expressway Authority, (FGIC), 5.00%, 7/1/32	509,475
1,250	Tampa-Hillsborough County Expressway Authority, (FGIC), 5.00%, 7/1/35	1,271,888
		$8,405,869
Insured-Water and Sewer — 17.3%
$250	Florida Governmental Utility Authority, (Barefoot Bay Utility System), (AMBAC), 5.00%, 10/1/29	$253,618
1,000	Jacksonville, Water and Sewer, (AMBAC), (AMT), 6.35%, 8/1/25	1,001,770
1,000	Marco Island Utility System, (MBIA), 5.00%, 10/1/24	1,040,070
500	Marco Island Utility System, (MBIA), 5.00%, 10/1/27	513,360
1,000	Marion County Utility System, (FGIC), 5.00%, 12/1/31	1,018,610
750	Marion County Utility System, (MBIA), 5.00%, 12/1/28	769,005
1,000	Sunrise Utility System, (AMBAC), 5.00%, 10/1/28	1,038,920
250	Tallahassee Consolidated Utility System, (FGIC), 5.50%, 10/1/19	288,970
289	Tampa Bay Water Utility System, (FGIC), 4.75%, 10/1/27(1)	290,438
461	Tampa Bay Water Utility System, (FGIC), Prerefunded to 10/1/08, 4.75%, 10/1/27(1)	473,684
		$6,688,445
Special Tax Revenue — 2.1%
$810	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$827,318
		$827,318
Total Tax-Exempt Investments — 106.8% (identified cost $40,057,257)		$41,195,821
Other Assets, Less Liabilities — (6.8)%		$(2,621,732)
Net Assets — 100.0%		$38,574,089

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

See notes to financial statements

Eaton Vance Florida Plus Insured Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association (Ginnie Mae)

MBIA - Municipal Bond Insurance Association

SFMR - Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2008, 84.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.0% to 35.0% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of the securities is $602,550 or 1.6% of the Fund's net assets.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2008.

See notes to financial statements

Eaton Vance Hawaii Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 106.9%
Principal Amount (000's omitted)	Security	Value
Education — 3.1%
$300	Hawaii Department of Budget and Finance, (Chaminade University of Honolulu), 4.75%, 1/1/36	$282,321
350	Hawaii Department of Budget and Finance, (Mid Pacific Institute), 4.625%, 1/1/36	321,482
		$603,803
Electric Utilities — 1.8%
$500	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	$345,465
		$345,465
Escrowed / Prerefunded — 4.3%
$750	Honolulu, Escrowed to Maturity, 4.75%, 9/1/17	$839,227
		$839,227
General Obligations — 3.3%
$305	Maui County, 5.00%, 3/1/21	$320,668
105	Maui County, 5.50%, 3/1/19	112,337
285	Puerto Rico, 0.00%, 7/1/15	216,124
		$649,129
Hospital — 2.8%
$100	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	$101,181
300	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.35%, 7/1/18	305,319
150	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.50%, 7/1/28	150,681
		$557,181
Industrial Development Revenue — 4.4%
$330	Hawaii Department of Transportation Special Facilities, (Continental Airlines), (AMT), 7.00%, 6/1/20	$334,161
600	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	539,394
		$873,555
Insured-Education — 8.0%
$460	Hawaii State Housing Development Corp., (University of Hawaii), (AMBAC), 5.65%, 10/1/16	$461,145
240	University of Hawaii Board of Regents, University System, (FSA), 5.00%, 10/1/18	254,866

Principal Amount (000's omitted)	Security	Value
Insured-Education (continued)
$375	University of Hawaii, (MBIA), 4.25%, 7/15/30	$360,139
500	University of Hawaii, (MBIA), 4.50%, 7/15/32	494,360
		$1,570,510
Insured-Electric Utilities — 6.8%
$250	Hawaii Department of Budget and Finance, (Hawaii Electric Co.), (AMBAC), (AMT), 5.75%, 12/1/18	$258,867
500	Hawaii Department of Budget and Finance, (Hawaii Electric Co.), (FGIC), (AMT), 4.80%, 1/1/25	497,345
600	Puerto Rico Electric Power Authority, (MBIA), 4.75%, 7/1/33(1)	583,156
		$1,339,368
Insured-Escrowed / Prerefunded — 5.6%
$100	Hawaii Airports System, (MBIA), (AMT), Escrowed to Maturity, 6.90%, 7/1/12	$109,738
350	Hawaii County, (FGIC), Prerefunded to 7/15/11, 5.125%, 7/15/21	380,618
250	Honolulu, City and County Board Water Supply Systems, (FSA), Prerefunded to 7/1/11, 5.25%, 7/1/31	272,675
300	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	330,576
		$1,093,607
Insured-General Obligations — 16.4%
$375	Hawaii, (FSA), 5.125%, 2/1/22	$395,415
1,000	Hawaii, (MBIA), 5.25%, 5/1/24(2)	1,073,720
350	Hawaii County, (FGIC), 5.55%, 5/1/10	373,818
500	Kauai County, (FGIC), 5.00%, 8/1/29	515,285
300	Kauai County, (MBIA), 5.00%, 8/1/24	312,993
290	Maui County, (MBIA), 5.00%, 3/1/25	303,807
200	Puerto Rico, (FSA), Variable Rate, 8.682%, 7/1/27(3)(4)	244,852
		$3,219,890
Insured-Lease Revenue / Certificates of Participation — 4.3%
$805	Hawaii State Housing Development Corp., (Kapolei Office), (FSA), 5.00%, 11/1/31	$840,605
		$840,605
Insured-Special Tax Revenue — 3.6%
$95	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$32,438
800	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	115,696
2,675	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	409,917

See notes to financial statements

Eaton Vance Hawaii Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$770	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$62,332
140	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	20,021
280	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	37,923
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	28,827
		$707,154
Insured-Transportation — 22.0%
$900	Hawaii, State Harbor Revenue, (FSA), (AMT), 5.00%, 1/1/23	$922,284
500	Hawaii, State Harbor Revenue, (FSA), (AMT), 5.00%, 1/1/31	502,900
575	Hawaii Airports System, (FGIC), (AMT), 5.25%, 7/1/21	588,219
250	Hawaii Highway, (FSA), 5.00%, 7/1/22	261,560
480	Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/36	527,962
440	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	482,788
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.25%, 7/1/32(1)	1,034,270
		$4,319,983
Insured-Water and Sewer — 11.9%
$500	Honolulu, City and County Board Water Supply Systems, (MBIA), 4.75%, 7/1/31	$505,340
1,000	Honolulu, City and County Wastewater System, (FGIC), 0.00%, 7/1/18	647,260
1,200	Honolulu, City and County Wastewater System, (MBIA), 4.50%, 7/1/37	1,175,976
		$2,328,576
Other Revenue — 3.2%
$600	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/34(1)	$636,922
		$636,922
Special Tax Revenue — 5.4%
$250	Hawaii Highway Revenue, 5.50%, 7/1/18	$292,608
505	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	515,797
250	Virgin Islands Public Facilities Authority, 5.625%, 10/1/25	253,460
		$1,061,865
Total Tax-Exempt Investments — 106.9% (identified cost $20,442,148)		$20,986,840
Other Assets, Less Liabilities — (6.9)%		$(1,360,148)
Net Assets — 100.0%		$19,626,692

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Hawaii municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2008, 73.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 28.8% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of the securities is $244,852 or 1.2% of the Fund's net assets.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2008.

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 99.6%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 1.4%
$125	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 10.08%, 7/1/25(1)(2)	$128,772
375	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 10.08%, 7/1/37(1)(2)	368,947
		$497,719
Escrowed / Prerefunded — 6.2%
$550	Kansas Highway Transportation Department, Prerefunded to 9/1/09, 5.25%, 9/1/19	$576,939
415	Labette County, SFMR, Escrowed to Maturity, 0.00%, 12/1/14	332,498
1,000	Saline County, SFMR, Escrowed to Maturity, 0.00%, 12/1/15	763,830
500	University of Kansas Hospital Authority, Prerefunded to 9/1/12, 5.50%, 9/1/22	561,385
		$2,234,652
Hospital — 8.9%
$500	Kansas Development Finance Authority, (Hays Medical Center), 5.00%, 11/15/22	$515,575
750	Lawrence Memorial Hospital, 5.125%, 7/1/36	745,522
825	Salina Hospital, (Salina Regional Health Center), 5.00%, 10/1/36	812,584
250	Sedgwick County Health Care Facility, (Catholic Care Center, Inc.), 5.875%, 11/15/31	253,870
410	University of Kansas Hospital Authority, 4.50%, 9/1/32	368,578
500	Wichita, (Christi Health Systems, Inc.), 6.25%, 11/15/24	523,725
		$3,219,854
Insured-Education — 6.8%
$100	Kansas Development Finance Authority, (Kansas Board of Regents), (AMBAC), 5.00%, 4/1/14	$110,705
250	Kansas Development Finance Authority, (Kansas State University Housing Systems), (MBIA), 4.375%, 4/1/32	242,935
1,000	Kansas Development Finance Authority, (Kansas State University Housing Systems), (MBIA), 4.50%, 4/1/37	971,460
550	Kansas Development Finance Authority, (Kansas State University-Athletic Facility), (AMBAC), 0.00%, 7/1/18	357,813
750	Kansas Development Finance Authority, (University of Kansas Center for Research), (XLCA), 5.00%, 2/1/26	753,682
		$2,436,595

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities — 6.7%
$250	Augusta, Electric System, (AMBAC), 5.00%, 8/1/22	$261,512
1,000	Burlington, Pollution Control Revenue, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	1,031,860
665	La Cygne, (Kansas City Power & Light Co.), (XLCA), 4.65%, 9/1/35	620,831
500	Wyandotte County & Kansas City Unified Government Utilities System, (FSA), 5.00%, 9/1/28	517,110
		$2,431,313
Insured-Escrowed / Prerefunded — 22.2%
$250	Butler and Sedgwick County, Unified School District #385, (FGIC), Prerefunded to 9/1/10, 5.00%, 9/1/19	$266,650
250	Butler and Sedgwick County, Unified School District #385, (FSA), Prerefunded to 9/1/09, 5.40%, 9/1/18	262,825
1,350	Butler County, Unified School District #490, (FSA), Prerefunded to 9/1/15, 5.00%, 9/1/30	1,529,145
500	Chisholm Creek Utility Authority, Water and Wastewater, (Bel Aire & Park City), (MBIA), Prerefunded to 9/1/12, 5.25%, 9/1/20	554,880
250	Johnson County, Unified School District #232, (FSA), Prerefunded to 9/1/10, 4.75%, 9/1/19	265,090
250	Kansas Development Finance Authority, (7th and Harrison Project), (AMBAC), Prerefunded to 12/1/09, 5.75%, 12/1/27	266,250
55	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), Prerefunded to 11/15/11, 5.375%, 11/15/24	60,669
750	Leavenworth County, Unified School District #464, (MBIA), Prerefunded to 9/1/15, 5.00%, 9/1/28	849,525
500	Lyon County, Unified School District #253, (FGIC), Prerefunded to 9/1/12, 4.75%, 9/1/21	545,295
250	Pratt, Electric System, (AMBAC), Prerefunded to 5/1/10, 5.25%, 5/1/18	265,987
690	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(3)	760,325
750	Scott County, Unified School District #466, (FGIC), Prerefunded to 9/1/12, 5.00%, 9/1/22	825,990
500	Sedgwick County, Unified School District #267, (AMBAC), Prerefunded to 11/1/09, 5.00%, 11/1/19	524,725
500	Topeka, Water Pollution Control Utility System, (FGIC), Prerefunded to 8/1/08, 5.40%, 8/1/31	513,275
500	Washburn University, Topeka, (Living Learning Center), (AMBAC), Prerefunded to 7/1/09, 6.125%, 7/1/29	528,115
		$8,018,746
Insured-General Obligations — 12.0%
$870	Geary County, (XLCA), 3.50%, 9/1/31	$675,259
350	Geary County, Unified School District #475, (MBIA), 3.00%, 9/1/26	285,313

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$500	Harvey County, Unified School District, (MBIA), 5.00%, 9/1/26	$518,500
600	Johnson County, Unified School District #231, (AMBAC), 5.00%, 10/1/27	607,878
200	Johnson County, Unified School District #231, (FGIC), 6.00%, 10/1/16	240,906
300	Johnson County, Unified School District #233, (FGIC), 5.50%, 9/1/17	345,897
240	Puerto Rico, (MBIA), 5.50%, 7/1/20(3)	264,314
750	Reno County, Unified School District #308, (MBIA), 4.00%, 9/1/26	709,515
150	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/17	136,017
600	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/18	533,322
		$4,316,921
Insured-Hospital — 7.4%
$250	Coffeyville Public Building Commission Health Care Facility, (Coffeyville Regional Medical Center), (AMBAC), 5.00%, 8/1/22	$255,603
500	Kansas Development Finance Authority, (Sisters of Charity-Leavenworth), (MBIA), 5.00%, 12/1/25	507,060
500	Kansas Development Finance Authority, (St. Luke's/Shawnee Mission), (MBIA), 5.375%, 11/15/26	505,660
600	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), 4.75%, 11/15/36	569,136
545	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), 5.375%, 11/15/24	577,755
250	Manhattan Hospital, (Mercy Health Center), (FSA), 5.20%, 8/15/26	255,868
		$2,671,082
Insured-Housing — 0.7%
$250	Augusta Public Building Commission Revenue, (Cottonwood Point, Inc.), (MBIA), 5.25%, 4/1/22	$263,835
		$263,835
Insured-Industrial Development Revenue — 0.7%
$250	Wyandotte, (BPU Office Building), (MBIA), 5.00%, 5/1/21	$262,158
		$262,158
Insured-Lease Revenue / Certificates of Participation — 2.6%
$500	Kansas Development Finance Authority, (Capital Restoration Parking Facility), (FSA), 5.00%, 10/1/21(4)	$536,800

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation (continued)
$240	Puerto Rico Public Finance Corp., (Commonwealth Appropriation), (AMBAC), 5.125%, 6/1/24	$266,638
120	Puerto Rico Public Finance Corp., (Commonwealth Appropriation), (AMBAC), 5.125%, 6/1/24(3)	133,322
		$936,760
Insured-Other Revenue — 2.7%
$250	Kansas Development Finance Authority, (Department of Administration), (FGIC), 5.00%, 11/1/25	$260,318
440	Kansas Development Finance Authority, (Kansas State Projects), (MBIA), 5.00%, 5/1/26	459,677
250	Kansas Development Finance Authority, (Kansas State Projects), (MBIA), 5.25%, 11/1/26	268,633
		$988,628
Insured-Special Tax Revenue — 4.6%
$250	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$85,363
150	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	30,684
4,450	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	607,203
2,895	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	234,350
530	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	75,795
3,685	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	499,096
850	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	108,902
		$1,641,393
Insured-Transportation — 5.4%
$750	Kansas Turnpike Authority, (FSA), 5.00%, 9/1/24	$793,005
600	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(3)	658,347
500	Puerto Rico Highway and Transportation Authority, (FGIC), 5.25%, 7/1/39	512,055
		$1,963,407
Insured-Water and Sewer — 6.8%
$1,000	Chisholm Creek Utility Authority, Water & Wastewater Facilities, (AMBAC), 4.25%, 9/1/29	$955,690
500	Kansas Development Finance Authority, Public Water Supply, (AMBAC), 5.00%, 4/1/24	519,515
1,000	Lawrence Water and Sewer System, (MBIA), 4.50%, 11/1/32	990,360
		$2,465,565

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of January 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue — 1.2%
$410	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$418,766
		$418,766
Water and Sewer — 3.3%
$1,000	Johnson County, Water District #1, 4.25%, 6/1/32	$963,630
200	Kansas Development Finance Authority, (Water Pollution Control), 5.00%, 11/1/21	212,944
		$1,176,574
Total Tax-Exempt Investments — 99.6% (identified cost $35,147,048)		$35,943,968
Other Assets, Less Liabilities — 0.4%		$147,419
Net Assets — 100.0%		$36,091,387

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

SFMR - Single Family Mortgage Revenue

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Kansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2008, 79.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.8% to 29.4% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2008, the aggregate value of the securities is $497,719 or 1.4% of the Fund's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at January 31, 2008.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of January 31, 2008

	Florida Plus Insured Fund	Hawaii Fund	Kansas Fund
Assets
Investments —
Identified cost	$40,057,257	$20,442,148	$35,147,048
Unrealized appreciation	1,138,564	544,692	796,920
Investments, at value	$41,195,821	$20,986,840	$35,943,968
Cash	$794,907	$696,663	$857,357
Receivable for Fund shares sold	10,548	471	244,089
Interest receivable	465,864	199,895	524,055
Total assets	$42,467,140	$21,883,869	$37,569,469
Liabilities
Payable for floating rate notes issued	$3,510,000	$2,080,000	$1,150,000
Interest expense and fees payable	33,820	9,669	3,656
Payable for Fund shares redeemed	36,874	4,026	9,568
Payable for daily variation margin on open financial futures contracts	41,000	15,963	115,000
Dividends payable	72,409	31,770	49,365
Payable for open interest rate swap contracts	126,691	65,287	91,775
Payable to affiliate for investment adviser fee	7,328	2,453	6,476
Payable to affiliate for distribution and service fees	12,639	5,875	9,536
Accrued expenses	52,290	42,134	42,706
Total liabilities	$3,893,051	$2,257,177	$1,478,082
Net Assets	$38,574,089	$19,626,692	$36,091,387
Sources of Net Assets
Paid-in capital	$39,576,896	$19,791,045	$36,460,454
Accumulated net realized loss (computed on the basis of identified cost)	(1,881,650)	(574,594)	(850,292)
Accumulated distributions in excess of net investment income	(65,300)	(31,770)	(35,705)
Net unrealized appreciation (computed on the basis of identified cost)	944,143	442,011	516,930
Net Assets	$38,574,089	$19,626,692	$36,091,387
Class A Shares
Net Assets	$29,432,721	$15,720,405	$30,714,533
Shares Outstanding	2,735,749	1,677,308	3,016,339
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.76	$9.37	$10.18
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$11.30	$9.84	$10.69
Class B Shares
Net Assets	$7,997,757	$3,872,495	$3,728,905
Shares Outstanding	751,376	408,078	369,292
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.64	$9.49	$10.10
Class C Shares
Net Assets	$1,143,611	$33,792	$1,647,949
Shares Outstanding	107,423	3,562	163,123
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.65	$9.49	$10.10

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended January 31, 2008

	Florida Plus Insured Fund	Hawaii Fund	Kansas Fund
Investment Income
Interest	$2,218,533	$1,049,328	$1,600,908
Total investment income	$2,218,533	$1,049,328	$1,600,908
Expenses
Investment adviser fee	$91,029	$31,186	$68,067
Trustees' fees and expenses	2,002	187	1,801
Distribution and service fees
Class A	61,513	31,848	55,433
Class B	85,601	42,565	37,777
Class C	3,078	22	13,569
Legal and accounting services	41,390	40,232	38,090
Printing and postage	4,930	6,525	7,953
Custodian fee	44,442	31,795	35,617
Interest expense and fees	226,427	64,260	48,965
Transfer and dividend disbursing agent fees	11,904	9,605	12,990
Registration fees	—	—	132
Miscellaneous	13,875	10,977	12,582
Total expenses	$586,191	$269,202	$332,976
Deduct —
Reduction of custodian fee	$8,403	$14,984	$22,414
Allocation of expenses to investment adviser	4,176	2,923	2,505
Total expense reductions	$12,579	$17,907	$24,919
Net expenses	$573,612	$251,295	$308,057
Net investment income	$1,644,921	$798,033	$1,292,851
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$146,459	$53,598	$(69,895)
Financial futures contracts	97,943	76,855	(176,879)
Interest rate swap contracts	(426,731)	(207,659)	(199,457)
Net realized loss	$(182,329)	$(77,206)	$(446,231)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(1,351,828)	$(497,027)	$(439,315)
Financial futures contracts	(383,338)	(201,360)	(188,215)
Interest rate swap contracts	(108,292)	(74,575)	(14,268)
Net change in unrealized appreciation (depreciation)	$(1,843,458)	$(772,962)	$(641,798)
Net realized and unrealized loss	$(2,025,787)	$(850,168)	$(1,088,029)
Net increase (decrease) in net assets from operations	$(380,866)	$(52,135)	$204,822

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 2008

Increase (Decrease) in Net Assets	Florida Plus Insured Fund	Hawaii Fund	Kansas Fund
From operations —
Net investment income	$1,644,921	$798,033	$1,292,851
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(182,329)	(77,206)	(446,231)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(1,843,458)	(772,962)	(641,798)
Net increase (decrease) in net assets from operations	$(380,866)	$(52,135)	$204,822
Distributions to shareholders —
From net investment income
Class A	$(1,300,889)	$(651,431)	$(1,117,026)
Class B	(311,717)	(148,722)	(130,444)
Class C	(11,456)	(78)	(46,597)
Total distributions to shareholders	$(1,624,062)	$(800,231)	$(1,294,067)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,862,648	$5,886,424	$13,845,413
Class B	187,151	181,981	200,198
Class C	1,467,639	34,269	1,796,904
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	556,363	335,862	616,697
Class B	141,162	69,267	83,109
Class C	4,506	78	20,521
Cost of shares redeemed
Class A	(6,052,377)	(4,509,888)	(6,250,330)
Class B	(1,516,187)	(878,555)	(401,298)
Class C	(340,126)	—	(851,884)
Net asset value of shares exchanged
Class A	799,527	834,305	244,056
Class B	(799,527)	(834,305)	(244,056)
Net increase (decrease) in net assets from Fund share transactions	$(689,221)	$1,119,438	$9,059,330
Net increase (decrease) in net assets	$(2,694,149)	$267,072	$7,970,085
Net Assets
At beginning of year	$41,268,238	$19,359,620	$28,121,302
At end of year	$38,574,089	$19,626,692	$36,091,387
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(65,300)	$(31,770)	$(35,705)

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 2007

Increase (Decrease) in Net Assets	Florida Plus Insured Fund	Hawaii Fund	Kansas Fund
From operations —
Net investment income	$1,754,005	$694,660	$973,409
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	362,854	25,919	367,670
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	221,458	140,006	17,640
Net increase in net assets from operations	$2,338,317	$860,585	$1,358,719
Distributions to shareholders —
From net investment income
Class A	$(1,307,493)	$(479,297)	$(814,549)
Class B	(438,605)	(205,052)	(156,303)
Class C	(106)	—	(5,244)
Total distributions to shareholders	$(1,746,204)	$(684,349)	$(976,096)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,420,625	$3,363,376	$6,847,106
Class B	290,444	153,950	208,947
Class C	26,000	—	723,326
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	470,144	255,625	460,623
Class B	200,314	98,672	98,172
Class C	106	—	1,292
Cost of shares redeemed
Class A	(6,724,545)	(940,521)	(2,211,645)
Class B	(2,553,332)	(667,821)	(572,036)
Net asset value of shares exchanged
Class A	1,337,348	828,884	649,147
Class B	(1,337,348)	(828,884)	(649,147)
Net increase (decrease) in net assets from Fund share transactions	$(3,870,244)	$2,263,281	$5,555,785
Net increase (decrease) in net assets	$(3,278,131)	$2,439,517	$5,938,408
Net Assets
At beginning of year	$44,546,369	$16,920,103	$22,182,894
At end of year	$41,268,238	$19,359,620	$28,121,302
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(76,669)	$(26,648)	$(28,048)

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Statement of Cash Flows

For the Year Ended January 31, 2008

Florida Plus Insured Fund
Cash Flows From Operating Activities
Net decrease in net assets from operations	$(380,866)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(15,002,705)
Investments sold	18,536,130
Net amortization of premium (discount)	(224,030)
Decrease in interest receivable	91,483
Decrease in receivable for investments sold	153,000
Decrease in payable for daily variation margin on open financial futures contracts	(6,500)
Increase in payable for open interest rate swap contracts	108,292
Decrease in payable to affiliate for investment adviser fee	(915)
Decrease in payable to affiliate for distribution and service fees	(1,288)
Increase in accrued expenses	5,353
Decrease in interest expense and fees payable	(13,478)
Net change in unrealized (appreciation) depreciation on investments	1,351,828
Net realized (gain) loss on investments	(146,459)
Net cash provided by operating activities	$4,469,845
Cash Flows From Financing Activities
Proceeds from shares sold	$6,682,796
Shares redeemed	(8,006,401)
Cash distributions paid net of reinvestments	(932,749)
Decrease in demand note payable	(300,000)
Proceeds from secured borrowings	1,385,000
Repayment of secured borrowings	(2,560,000)
Net cash used in financing activities	$(3,731,354)
Net increase in cash	$738,491
Cash at beginning of year	$56,416
Cash at end of year	$794,907
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$702,031

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Plus Insured Fund — Class A
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$11.320		$11.170	$11.380	$11.540		$11.430
Income (loss) from operations
Net investment income	$0.474		$0.483	$0.490	$0.524		$0.531
Net realized and unrealized gain (loss)	(0.565)		0.148	(0.204)	(0.155)		0.129
Total income (loss) from operations	$(0.091)		$0.631	$0.286	$0.369		$0.660
Less distributions
From net investment income	$(0.469)		$(0.481)	$(0.496)	$(0.529)		$(0.550)
Total distributions	$(0.469)		$(0.481)	$(0.496)	$(0.529)		$(0.550)
Net asset value — End of year	$10.760		$11.320	$11.170	$11.380		$11.540
Total Return(2)	(0.85)%		5.76%	2.58%	3.34%		5.90%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$29,433		$30,822	$30,896	$25,848		$20,845
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.71	%(3)	0.73%	0.72%	0.70	%(4)	0.72	%(4)
Interest and fee expense(5)	0.56%		0.39%	0.20%	0.23	%(4)	0.22	%(4)
Total expenses before custodian fee reduction	1.27	%(3)	1.12%	0.92%	0.93	%(4)	0.94	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.69	%(3)	0.71%	0.70%	0.69	%(4)	0.70	%(4)
Net investment income	4.27%		4.29%	4.36%	4.64%		4.62%
Portfolio Turnover of the Portfolio(6)	—		—	—	0%		17%
Portfolio Turnover of the Fund	34%		33%	28%	12%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Plus Insured Fund — Class B
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$11.190		$11.040	$11.250	$11.420		$11.300
Income (loss) from operations
Net investment income	$0.388		$0.396	$0.406	$0.436		$0.442
Net realized and unrealized gain (loss)	(0.558)		0.146	(0.209)	(0.167)		0.138
Total income (loss) from operations	$(0.170)		$0.542	$0.197	$0.269		$0.580
Less distributions
From net investment income	$(0.380)		$(0.392)	$(0.407)	$(0.439)		$(0.460)
Total distributions	$(0.380)		$(0.392)	$(0.407)	$(0.439)		$(0.460)
Net asset value — End of year	$10.640		$11.190	$11.040	$11.250		$11.420
Total Return(2)	(1.57)%		4.99%	1.78%	2.64	%(3)	5.22%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,998		$10,421	$13,650	$18,170		$27,069
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.46	%(4)	1.48%	1.47%	1.45	%(5)	1.47	%(5)
Interest and fee expense(6)	0.56%		0.39%	0.20%	0.23	%(5)	0.22	%(5)
Total expenses before custodian fee reduction	2.02	%(4)	1.87%	1.67%	1.68	%(5)	1.69	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.44	%(4)	1.46%	1.45%	1.44	%(5)	1.45	%(5)
Net investment income	3.52%		3.56%	3.64%	3.89%		3.89%
Portfolio Turnover of the Portfolio(7)	—		—	—	0%		17%
Portfolio Turnover of the Fund	34%		33%	28%	12%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Florida Plus Insured Fund — Class C
	Year Ended January 31, 2008(1)		Period Ended January 31, 2007(1)(2)
Net asset value — Beginning of period	$11.190		$11.040
Income (loss) from operations
Net investment income	$0.383		$0.202
Net realized and unrealized gain (loss)	(0.543)		0.209
Total income (loss) from operations	$(0.160)		$0.411
Less distributions
From net investment income	$(0.380)		$(0.261)
Total distributions	$(0.380)		$(0.261)
Net asset value — End of period	$10.650		$11.190
Total Return(3)	(1.48)%		3.76	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,144		$26
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.45	%(5)	1.48	%(4)
Interest and fee expense(6)	0.56%		0.39	%(4)
Total expenses before custodian fee reduction	2.01	%(5)	1.87	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.43	%(5)	1.46	%(4)
Net investment income	3.53%		2.70	%(4)
Portfolio Turnover	34%		33	%(7)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 2, 2006, to January 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  For the year ended January 31, 2007.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund — Class A
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$9.770		$9.670	$9.850		$9.910		$9.700
Income (loss) from operations
Net investment income	$0.390		$0.406	$0.408		$0.444		$0.433
Net realized and unrealized gain (loss)	(0.398)		0.096	(0.172)		(0.069)		0.230
Total income (loss) from operations	$(0.008)		$0.502	$0.236		$0.375		$0.663
Less distributions
From net investment income	$(0.392)		$(0.402)	$(0.416)		$(0.435)		$(0.453)
Total distributions	$(0.392)		$(0.402)	$(0.416)		$(0.435)		$(0.453)
Net asset value — End of year	$9.370		$9.770	$9.670		$9.850		$9.910
Total Return(2)	(0.09)%		5.28%	2.46	%(3)	3.91%		6.99%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$15,720		$13,856	$10,239		$8,394		$2,442
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.83	%(5)	0.82%	0.88%		0.80	%(6)	0.83	%(6)
Interest and fee expense(4)	0.31%		0.35%	0.18%		0.10	%(6)	0.09	%(6)
Total expenses before custodian fee reduction	1.14	%(5)	1.17%	1.06%		0.90	%(6)	0.92	%(6)
Expenses after custodian fee reduction excluding interest and fees	0.75	%(5)	0.78%	0.86%		0.79	%(6)	0.81	%(6)
Net investment income	4.06%		4.16%	4.20%		4.55%		4.41%
Portfolio Turnover of the Portfolio(7)	—		—	—		19%		4%
Portfolio Turnover of the Fund	20%		28%	22%		7%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the year ended January 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund — Class B
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)		2005(1)		2004(1)
Net asset value — Beginning of year	$9.890		$9.780	$9.970		$10.040		$9.830
Income (loss) from operations
Net investment income	$0.324		$0.340	$0.344		$0.379		$0.374
Net realized and unrealized gain (loss)	(0.402)		0.102	(0.187)		(0.083)		0.223
Total income (loss) from operations	$(0.078)		$0.442	$0.157		$0.296		$0.597
Less distributions
From net investment income	$(0.322)		$(0.332)	$(0.347)		$(0.366)		$(0.387)
Total distributions	$(0.322)		$(0.332)	$(0.347)		$(0.366)		$(0.387)
Net asset value — End of year	$9.490		$9.890	$9.780		$9.970		$10.040
Total Return(2)	(0.81)%		4.58%	1.62	%(3)	3.21	%(4)	6.18%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,872		$5,504	$6,681		$10,063		$17,295
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.58	%(6)	1.57%	1.63%		1.55	%(7)	1.58	%(7)
Interest and fee expense(5)	0.31%		0.35%	0.18%		0.10	%(7)	0.09	%(7)
Total expenses before custodian fee reduction	1.89	%(6)	1.92%	1.81%		1.65	%(7)	1.67	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.50	%(6)	1.53%	1.61%		1.54	%(7)	1.56	%(7)
Net investment income	3.33%		3.45%	3.49%		3.83%		3.76%
Portfolio Turnover of the Portfolio(8)	—		—	—		19%		4%
Portfolio Turnover of the Fund	20%		28%	22%		7%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the year ended January 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)  Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(7)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund — Class C
	Period Ended January 31, 2008(1)(2)
Net asset value — Beginning of period	$9.700
Income (loss) from operations
Net investment income	$0.105
Net realized and unrealized loss	(0.208)
Total loss from operations	$(0.103)
Less distributions
From net investment income	$(0.107)
Total distributions	$(0.107)
Net asset value — End of period	$9.490
Total Return(3)	(1.06	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$34
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.58	%(4)
Interest and fee expense(5)	0.31	%(4)
Total expenses before custodian fee reduction	1.89	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.50	%(4)
Net investment income	3.26	%(4)
Portfolio Turnover	20	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, October 1, 2007, to January 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  For the year ended January 31, 2008.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund — Class A
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.520		$10.360	$10.560	$10.680		$10.500
Income (loss) from operations
Net investment income	$0.416		$0.426	$0.434	$0.470		$0.487
Net realized and unrealized gain (loss)	(0.338)		0.163	(0.200)	(0.114)		0.164
Total income from operations	$0.078		$0.589	$0.234	$0.356		$0.651
Less distributions
From net investment income	$(0.418)		$(0.429)	$(0.434)	$(0.476)		$(0.471)
Total distributions	$(0.418)		$(0.429)	$(0.434)	$(0.476)		$(0.471)
Net asset value — End of year	$10.180		$10.520	$10.360	$10.560		$10.680
Total Return(2)	0.74%		5.79%	2.28%	3.46%		6.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$30,715		$23,177	$17,112	$15,920		$11,179
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.72	%(3)	0.77%	0.83%	0.77	%(4)	0.79	%(4)
Interest and fee expense(5)	0.15%		0.25%	0.23%	0.12	%(4)	—
Total expenses before custodian fee reduction	0.87	%(3)	1.02%	1.06%	0.89	%(4)	0.79	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.66	%(3)	0.73%	0.82%	0.76	%(4)	0.78	%(4)
Net investment income	4.01%		4.08%	4.17%	4.48%		4.59%
Portfolio Turnover of the Portfolio(6)	—		—	—	10%		20%
Portfolio Turnover of the Fund	20%		12%	17%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008.) Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund — Class B
	Year Ended January 31,
	2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.430		$10.280	$10.470	$10.590		$10.420
Income (loss) from operations
Net investment income	$0.337		$0.348	$0.355	$0.394		$0.404
Net realized and unrealized gain (loss)	(0.331)		0.150	(0.192)	(0.120)		0.156
Total income from operations	$0.006		$0.498	$0.163	$0.274		$0.560
Less distributions
From net investment income	$(0.336)		$(0.348)	$(0.353)	$(0.394)		$(0.390)
Total distributions	$(0.336)		$(0.348)	$(0.353)	$(0.394)		$(0.390)
Net asset value — End of year	$10.100		$10.430	$10.280	$10.470		$10.590
Total Return(2)	0.05%		4.92%	1.60%	2.84	%(3)	5.45%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,729		$4,221	$5,071	$6,158		$11,961
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.48	%(4)	1.52%	1.58%	1.52	%(5)	1.54	%(5)
Interest and fee expense(6)	0.15%		0.25%	0.23%	0.12	%(5)	—
Total expenses before custodian fee reduction	1.63	%(4)	1.77%	1.81%	1.64	%(5)	1.54	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.41	%(4)	1.48%	1.57%	1.51	%(5)	1.53	%(5)
Net investment income	3.27%		3.37%	3.44%	3.77%		3.85%
Portfolio Turnover of the Portfolio(7)	—		—	—	10%		20%
Portfolio Turnover of the Fund	20%		12%	17%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.12% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund — Class C
	Year Ended January 31, 2008(1)		Period Ended January 31, 2007(1)(2)
Net asset value — Beginning of period	$10.430		$10.260
Income (loss) from operations
Net investment income	$0.337		$0.211
Net realized and unrealized gain (loss)	(0.331)		0.191
Total income from operations	$0.006		$0.402
Less distributions
From net investment income	$(0.336)		$(0.232)
Total distributions	$(0.336)		$(0.232)
Net asset value — End of period	$10.100		$10.430
Total Return(3)	0.05%		3.95	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,648		$723
Ratios (As a percentage of average daily net assets): Expenses excluding interest and fees	1.47	%(4)	1.52	%(5)
Interest and fee expense(6)	0.15%		0.25	%(5)
Total expenses before custodian fee reduction	1.62	%(4)	1.77	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.40	%(4)	1.48	%(5)
Net investment income	3.28%		3.01	%(5)
Portfolio Turnover of the Portfolio	20%		12	%(7)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 2, 2006, to January 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Annualized.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  For the year ended January 31, 2007.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of four funds, three of which, each non-diversified, are included in these financial statements. They include Eaton Vance Florida Plus Insured Municipals Fund (Florida Plus Insured Fund) (formerly, the Eaton Vance Florida Insured Municipals Fund), Eaton Vance Hawaii Municipals Fund (Hawaii Fund) and Eaton Vance Kansas Municipals Fund (Kansas Fund) (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2008, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Florida Plus Insured	$166,010	January 31, 2011

	1,271,199	January 31, 2013

	29,110	January 31, 2016

Hawaii	110,775	January 31, 2011

	93,535	January 31, 2012

	211,449	January 31, 2013

	52,732	January 31, 2016

Kansas	474,959	January 31, 2013

	172,638	January 31, 2016

At January 31, 2008, the Florida Plus Insured Fund, Hawaii Fund and Kansas Fund had net capital losses of $492,904, $171,248, and $435,110, respectively, attributable to security transactions incurred after October 31, 2007. These capital losses are treated as arising on the first day of the Fund's taxable year ending January 31, 2009.

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of January 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended January 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds' liability with respect to Floating Rate Notes is recorded as incurred.

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

At January 31, 2008, the amounts of the Funds' Floating Rate Notes and related interest rates and collateral were as follows:

Fund	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates	Collateral for Floating Rate Notes Outstanding
Florida Plus Insured	$3,510,000	2.25 – 2.41	$5,629,598
Hawaii	2,080,000	2.21 – 3.90	3,067,712
Kansas	1,150,000	2.21 – 2.66	1,816,308

The Funds' investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Funds' investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Funds to which the policies apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds' investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Interest Rate Swaps — A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions declared for the years ended January 31, 2008 and January 31, 2007 was as follows:

Year Ended January 31, 2008	Florida Plus Insured	Hawaii	Kansas
Distributions declared from:
Tax-exempt income	$1,624,060	$792,623	$1,294,067
Ordinary income	$2	$7,608	$—
Year Ended January 31, 2007	Florida Plus Insured	Hawaii	Kansas
Distributions declared from:
Tax-exempt income	$1,739,148	$684,349	$975,626
Ordinary income	$7,056	—	$470

During the year ended January 31, 2008, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount.

	Florida Plus Insured	Hawaii	Kansas
Paid-in capital	$—	$(7,608)	$—
Accumulated net realized loss	$9,490	$10,532	$6,441
Accumulated distributions in excess of net investment income	$(9,490)	$(2,924)	$(6,441)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Florida Plus Insured	Hawaii	Kansas
Undistributed income	$7,109	$—	$13,660
Capital loss carryforward and post October losses	$(1,959,223)	$(639,739)	$(1,082,707)
Net unrealized appreciation	$1,021,716	$507,156	$749,345
Other temporary differences	$(72,409)	$(31,770)	$(49,365)

The differences between components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to dividends payable and differences between book and tax accounting for futures contracts, accretion of market discount and inverse floaters.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. In addition, pursuant to a voluntary expense reimbursement, EVM was allocated certain operating expenses of the Funds. For the year ended January 31, 2008, advisory fees incurred by the Funds, the effective annual rate, as a percentage of average daily net assets, and expenses allocated to BMR were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate	Expenses Allocated to BMR
Florida Plus Insured	$91,029	0.23%	$4,176
Hawaii	31,186	0.15%	2,923
Kansas	68,067	0.20%	2,505

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), the Funds' principal underwriter and a subsidiary of EVM, receives a portion of the sales charge on sales of Class A shares of the Funds. EVD also receives distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2008 were as follows:

Fund	EVM's Sub-Transfer Agent Fees	EVD's Class A Sales Charges
Florida Plus Insured	$675	$5,112
Hawaii	529	5,438
Kansas	934	5,103

Except for Trustees of the Funds who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2008 for Class A shares amounted to the following:

Fund	Class A Distribution and Service Fees
Florida Plus Insured	$61,513
Hawaii	31,848
Kansas	55,433

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended January 31, 2008, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund's Class B and Class C shares:

Fund	Class B Distribution Fees	Class C Distribution Fees
Florida Plus Insured	$67,580	$2,430
Hawaii	33,604	17
Kansas	29,824	10,712

At January 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
Florida Plus Insured	$456,000	$19,000
Hawaii	392,000	50
Kansas	221,000	133,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended January 31, 2008 amounted to the following:

Fund	Class B Service Fees	Class C Service Fees
Florida Plus Insured	$18,021	$648
Hawaii	8,961	5
Kansas	7,953	2,857

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase) or a 1% or 0.50% CDSC if

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended January 31, 2008, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C
Florida Plus Insured	$1,000	$22,000	$1,000
Hawaii	—	4,000	—
Kansas	23,000	5,000	—

6  Purchase and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2008 were as follows:

Fund	Purchases	Sales
Florida Plus Insured	$15,002,705	$18,536,130
Hawaii	5,593,803	4,303,152
Kansas	14,437,204	6,640,307

7  Shares of Beneficial Interest

Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Florida Plus Insured

	Year Ended January 31,
Class A	2008	2007
Sales	438,151	391,887
Issued to shareholders electing to receive payments of distributions in Fund shares	50,230	41,765
Redemptions	(547,827)	(596,987)
Exchange from Class B shares	71,590	119,903
Net increase (decrease)	12,144	(43,432)
	Year Ended January 31,
Class B	2008	2007
Sales	16,966	26,240
Issued to shareholders electing to receive payments of distributions in Fund shares	12,867	18,006
Redemptions	(137,063)	(227,867)
Exchange to Class A shares	(72,342)	(121,410)
Net decrease	(179,572)	(305,031)
	Period Ended January 31,
Class C	2008	2007(1)
Sales	136,057	2,311
Issued to shareholders electing to receive payments of distributions in Fund shares	416	9
Redemptions	(31,370)	—
Net increase	105,103	2,320

Hawaii

	Year Ended January 31,
Class A	2008	2007
Sales	613,062	344,552
Issued to shareholders electing to receive payments of distributions in Fund shares	35,058	26,202
Redemptions	(474,664)	(96,947)
Exchange from Class B shares	85,791	85,094
Net increase	259,247	358,901

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended January 31,
Class B	2008	2007
Sales	18,873	15,516
Issued to shareholders electing to receive payments of distributions in Fund shares	7,127	10,005
Redemptions	(89,785)	(67,768)
Exchange to Class A shares	(84,789)	(84,078)
Net decrease	(148,574)	(126,325)

Class C	Period Ended January 31, 2008(2)
Sales	3,554
Issued to shareholders electing to receive payments of distributions in Fund shares	8
Net increase	3,562

Kansas

	Year Ended January 31,
Class A	2008	2007
Sales	1,331,723	658,297
Issued to shareholders electing to receive payments of distributions in Fund shares	59,557	44,083
Redemptions	(602,598)	(211,854)
Exchange from Class B shares	23,804	62,243
Net increase	812,486	552,769
	Year Ended January 31,
Class B	2008	2007
Sales	19,473	20,046
Issued to shareholders electing to receive payments of distributions in Fund shares	8,081	9,484
Redemptions	(39,077)	(55,433)
Exchange to Class A shares	(24,003)	(62,749)
Net decrease	(35,526)	(88,652)

	Period Ended January 31,
Class C	2008	2007(3)
Sales	175,295	69,171
Issued to shareholders electing to receive payments of distributions in Fund shares	2,004	123
Redemptions	(83,470)	—
Net increase	93,829	69,294

(1)  Class C of Florida Plus Insured Fund commenced operations on June 2, 2006.

(2)  Class C of Hawaii Fund commenced operations on October 1, 2007.

(3)  Class C of Kansas Fund commenced operations on June 2, 2006.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2008, as determined on a federal income tax basis, were as follows:

Florida Plus Insured
Aggregate cost	$36,537,414
Gross unrealized appreciation	$1,463,860
Gross unrealized depreciation	(315,453)
Net unrealized appreciation	$1,148,407
Hawaii
Aggregate cost	$18,334,397
Gross unrealized appreciation	$962,561
Gross unrealized depreciation	(390,118)
Net unrealized appreciation	$572,443
Kansas
Aggregate cost	$33,952,848
Gross unrealized appreciation	$1,576,156
Gross unrealized depreciation	(735,036)
Net unrealized appreciation	$841,120

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2008.

10  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at January 31, 2008 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
Florida
Plus		41
Insured	03/08	U.S. Treasury Bond	Short	$(4,824,083)	$(4,891,813)	$(67,730)
		21
Hawaii	03/08	U.S. Treasury Bond	Short	$(2,468,169)	$(2,505,563)	$(37,394)
		115
Kansas	03/08	U.S. Treasury Bond	Short	$(13,532,723)	$(13,720,938)	$(188,215)

Interest Rate Swaps

Florida Plus Insured

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,625,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(27,606)
Merrill Lynch Capital Services, Inc.	$850,000	4.903%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(8,003)
Morgan Stanley Capital Services, Inc.	$1,800,000	3.952%	SIFMA Municipal Swap Index	September 15, 2008/ September 15, 2038	$(36,354)
Morgan Stanley Capital Services, Inc.	$625,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(54,728)
					$(126,691)

Hawaii

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$825,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(14,016)
Lehman Brothers, Inc.	$650,000	4.003%	SIFMA Municipal Swap Index	July 24, 2008/ July 24, 2038	$(20,130)
Merrill Lynch Capital Services, Inc.	$750,000	4.903%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(7,061)
Morgan Stanley Capital Services, Inc.	$275,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(24,080)
					$(65,287)

Kansas

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$725,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(12,316)
Lehman Brothers, Inc.	$1,000,000	4.003%	SIFMA Municipal Swap Index	July 24, 2008/ July 24, 2038	$(30,969)
Merrill Lynch Capital Services, Inc.	$500,000	4.903%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	$(4,707)
Morgan Stanley Capital Services, Inc.	$500,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	$(43,783)
					$(91,775)

Eaton Vance Municipals Funds as of January 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At January 31, 2008, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

12  Name Change

Effective January 1, 2008, the name of the Florida Plus Insured Fund was changed from Eaton Vance Florida Insured Municipals Fund. In connection with this change, the Fund's investment policy that at least 65% of its total assets normally will be invested in municipal obligations issued by the State of Florida or its political subdivisions, agencies, authorities and instrumentalities was eliminated.

Eaton Vance Municipals Funds as of January 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance Florida Plus Insured Municipals Fund (formerly Eaton Vance Florida Insured Municipals Fund), Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Florida Plus Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund (collectively the "Funds") (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flows of Eaton Vance Florida Plus Insured Municipals Fund for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Florida Plus Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund constituting Eaton Vance Municipals Trust II as of January 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the five years in the period then ended, and the cash flows of Eaton Vance Florida Plus Insured Municipals Fund for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 14, 2008

Eaton Vance Municipals Funds as of January 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Florida Plus Insured Fund	100%
Hawaii Fund	99.05%
Kansas Fund	100%

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Eaton Vance Florida Plus Insured Municipals Fund

•  Eaton Vance Hawaii Municipals Fund

•  Eaton Vance Kansas Municipals Fund

(the "Funds"), each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as "management fees"). As part of its review, the Board considered each Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and each Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	177	Director of Assurant, Inc. (insurance provider) and Stonemor Partners LP. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 1993	Chairman (since 2007) and President, Chief Executive Officer and a Director (since 2003) of Asset Management Finance Corp. (a specialty finance company serving the investment management industry). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L Steiger 7/8/53	Trustee	Since 2007	President, Lowenhoupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

William H. Ahern 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John. A Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

Eaton Vance Municipals Funds

NOTICE TO SHAREHOLDERS

Effective March 12, 2008, at least 80% of the Eaton Vance Florida Plus Insured Municipals Fund's net assets will normally be invested in obligations that are insured as to principal and interest payments by insurers having a claims-paying ability rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch") (any such rating, being of investment grade quality), provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims-paying ability rated at least A by Moody's, S&P or Fitch. Previously, such insurance was required to be provided by insurers having a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. In connection with this policy change, the Fund has also eliminated its policy that at least 80% of net assets will be invested in obligations rated in the highest category at the time of investment (which is Aaa by Moody's or AAA by S&P or Fitch) of, if unrated, determined to be of comparable quality by the adviser. The Fund may invest up to 20% of its net assets in unrated obligations deemed by the investment adviser to be of investment grade quality and obligations that are uninsured.

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Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust II
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund's investment objective(s), risks, and charges and expenses. Each Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

335-3/08  3CSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Florida Plus Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund, Eaton Vance High Yield Municipals Fund, and Eaton Vance Kansas Municipals Fund  (the “Fund(s)”) are the four series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables represent the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2007 and January 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Florida Plus Insured Municipals Fund

Fiscal Years Ended	1/31/2007	1/31/2008

Audit Fees	$24,480	$24,620

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,280	$7,535

All Other Fees(3)	$0	$0

Total	$31,760	$32,155

Eaton Vance Hawaii Municipals Fund

Fiscal Years Ended	1/31/2007	1/31/2008

Audit Fees	$20,980	$21,120

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,280	$7,535

All Other Fees(3)	$0	$0

Total	$28,260	$28,655

Eaton Vance High Yield Municipals Fund

Fiscal Years Ended	1/31/2007	1/31/2008

Audit Fees	$59,980	$61,120

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,280	$7,535

All Other Fees(3)	$0	$0

Total	$67,260	$68,655

Eaton Vance Kansas Municipals Fund

Fiscal Years Ended	1/31/2007	1/31/2008

Audit Fees	$21,780	$22,170

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,280	$7,535

All Other Fees(3)	$0	$1,500

Total	$29,060	$29,705

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The Funds, comprising all of the series of the Trust, have the same fiscal year end (January 31).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to the Trust by the principal accountant of each Fund, Deloitte & Touche LLP (“D&T”), for the last two fiscal years of the Funds.

Fiscal Years Ended	1/31/07	1/31/08

Audit Fees	$127,220	$129,303

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$29,120	$30,140

All Other Fees(3)	$0	$0

Total	$156,340	$159,170

During the Funds’ fiscal years ended January 31, 2007 and January 31, 2008, $35,000 was billed each fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Trust by the Fund’s principal accountant for the last two fiscal years; and

(ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the Fund’s respective principal accountant for the last two fiscal years.

Fiscal Years Ended	1/31/07	1/31/08

Registrant(1)	$29,120	$30,140

Eaton Vance(2)	$69,600	$281,446

(1)           Includes all of the Series in the Trust.

(2)           The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	March 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	March 14, 2008

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	March 14, 2008